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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Under Rule 14a-12

                          FiberNet Telecom Group, Inc.
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 (1) Title of each class of securities to which transaction applies:

 (2) Aggregate number of securities to which transaction applies:

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 (4) Proposed maximum aggregate value of transaction:

 (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
  0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

 (1) Amount previously paid:

 (2) Form, Schedule or Registration Statement No:

 (3) Filing party:

 (4) Date Filed:

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--------------------------------------------------------------------------------

                         FIBERNET TELECOM GROUP, INC.
                        570 Lexington Avenue, 3rd Floor
                           New York, New York 10022

                                                                 April 30, 2001

Dear Stockholder,

   You are cordially invited to attend the 2001 Annual Meeting of Stockholders of FiberNet Telecom Group, Inc. (the "Company") to be held at 10:00 a.m. on Tuesday, June 5, 2001, at the office of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., which is located at the Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York.

   At the Annual Meeting, you will be asked to elect eight persons to the Board of Directors. The Company will also seek Stockholder approval of an increase in the aggregate number of shares for which stock options may be granted under the Company's Equity Incentive Plan. In addition, the Company will ask the Stockholders to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants. The Board of Directors recommends the approval of each of these proposals. Finally, you will be asked to act on such other business as may properly come before the Annual Meeting.

   We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

                                          Sincerely,

                                          /s/ Michael S. Liss
                                          Michael S. Liss
                                          President and Chief Executive
                                          Officer

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

                         FIBERNET TELECOM GROUP, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To be held June 5, 2001

To the Stockholders of
FiberNet Telecom Group, Inc.

   NOTICE IS HEREBY GIVEN that the Annual Meeting of FiberNet Telecom Group, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m. on Tuesday, June 5, 2001, at the office of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., which is located at the Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York for the following purposes:

     1. To elect eight members to the Board of Directors to serve for a term ending in 2002.

     2. To consider and act upon a proposal to increase by 2,000,000 shares the aggregate number of shares of the Company's common stock, $.001 par value per share (the "Common Stock"), for which stock options may be granted under the Company's Equity Incentive Plan.

     3. To consider and act upon a proposal to ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

     4. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

   The Board of Directors has fixed the close of business on April 18, 2001, as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

   All Stockholders are cordially invited to attend the Annual Meeting. Representation of at least a majority of all outstanding shares of voting stock is required to constitute a quorum, and therefore whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Roy (Trey) D. Farmer III
                                          Roy (Trey) D. Farmer III
                                          Secretary

April 30, 2001

                         FIBERNET TELECOM GROUP, INC.
                        570 Lexington Avenue, 3rd Floor
                           New York, New York 10022
                                (212) 405-6200

                               ----------------

                                PROXY STATEMENT

                               ----------------

                              GENERAL INFORMATION

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of FiberNet Telecom Group, Inc., a Delaware corporation (the "Company"), of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at the office of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York, on Tuesday, June 5, 2001, at 10:00 a.m., and any adjournments thereof (the "Meeting").

   Where the Stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted:

  .  FOR the election of the eight nominees for director named herein;

  . FOR the proposal to increase by 2,000,000 shares the aggregate number of shares of the Company's common stock, $.001 par value per share (the "Common Stock"), for which stock options may be granted under the Company's Equity Incentive Plan; and

  . FOR the ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's voting stock is necessary to constitute a quorum at the Meeting. Votes of Stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the meeting for purposes of determining whether a quorum exists.

   Nominees for election as directors at the meeting will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting. Withholding authority to vote for a nominee for director will have no effect on the outcome of the vote. For the proposals to increase by 2,000,000 shares the aggregate number of shares of the Company's Common Stock for which stock options may be granted under the Company's Equity Incentive Plan and to ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001, the affirmative vote of a majority of shares of the Company's voting stock present or represented by proxy and entitled to vote on the matter is necessary for approval.

   If you hold your shares of Common Stock through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter. As to the proposal relating to the stock option plan, broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of the vote.

   The close of business on April 18, 2001 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on April 18, 2001, the Company had 39,680,077 shares of Common Stock and 83,688 shares of Series C Preferred Stock, par value $.001 per share (the "Series C Preferred Stock") outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share and holders of Series C Preferred Stock are entitled to 117.03 votes per share on all matters to be voted on by Stockholders. The holders of Series C Preferred Stock vote together with the holders of Common Stock as one class.

   The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

   This Proxy Statement and the accompanying proxy are being mailed on or about April 30, 2001 to all Stockholders entitled to notice of and to vote at the Meeting.

   The Annual Report to Stockholders for the fiscal year ended December 31, 2000 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

                                SHARE OWNERSHIP

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information as of April 20, 2001, concerning the ownership of voting securities of (i) each member of the Board of Directors of the Company, (ii) the chief executive officer and the four most highly compensated executive officers, (iii) all current Directors and executive officers of the Company as a group and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of voting securities.

Common Stock

                                            Number of Shares
                                           Beneficially Owned Percent of Class
                                           ------------------ ----------------
Five Percent Stockholders
-------------------------
Concordia Telecom Management, L.L.C. (1)
 (2)......................................     12,951,334          31.4%
 c/o FiberNet Telecom Group, Inc.
 570 Lexington Avenue
 New York, NY 10022
SMFS, Inc. (2)............................      6,700,000          16.9%
 12-12 43rd Avenue
 Long Island City, NY 11101
Signal Equity Partners, L.P. (2) (3)......     18,316,158          39.6%
 10 East 53rd Street, 32nd Floor
 New York, NY 10022
Metromedia Fiber Network..................      5,000,000          12.6%
 Services, Inc.
 1 North Lexington Avenue
 White Plains, NY 10601
LTJ Group, Inc. (2) (4)...................      4,191,690          10.5%
 61 Old Well Road
 Rochester, New York 16462
Nortel Networks Corporation...............     11,836,827          23.0%
 8200 Dixie Road, Suite 100
 Brampton, Ontario L6T 5P6
Trident Telecom Partners, LLC (2).........     11,465,580          28.6%
 445 Park Avenue
 New York, NY 10022

Directors and Executive Officers
--------------------------------
Timothy P. Bradley (3) (5)................     18,349,491          39.7%
Steven G. Chrust (6)......................        184,390           0.5%
Jon A. DeLuca (7).........................        300,000           0.8%
Philip L. DiGennaro.......................        760,608           1.9%
Roy (Trey) D. Farmer III (8)..............        740,000           1.8%
Les Hankinson (9).........................        200,171           0.5%
Michael S. Liss (10)......................     14,259,263          33.5%
Charles J. Mahoney (11)...................        100,000           0.3%
Lance L. Mickel (12)......................        200,000           0.5%
Richard E. Sayers (13)....................        534,217           1.3%
William Vrattos (14)......................        530,072           1.3%
Allan Zendle (15).........................        115,625           0.3%
Executive officers and directors as a
 group....................................     24,808,537          48.3%

Series C Preferred Stock

                                            Number of Shares
                                           Beneficially Owned Percent of Class
                                           ------------------ ----------------
Five Percent Holders
--------------------
Alexander Enterprise Holdings Corp........        8,511            10.2%
 499 Park Avenue, 24th Floor
 New York, NY 10022
Burden Direct Investment Fund III.........        9,456            11.3%
 10 East 53rd Street, 32nd Floor
 New York, NY 10022
Penny Lane Partners L.P...................        7,092             8.5%
 767 5th Avenue
 New York, NY 10153
Pequot Scout Fund, L.P....................        9,456            11.3%
 500 Nyala Farm Road
 Westport, CT 06880
Signal Equity Partners, L.P...............       43,499            52.0%
 10 East 53rd Street, 32nd Floor
 New York, NY 10022

Directors and Executive Officers
--------------------------------
Timothy P. Bradley (16)...................       43,499            52.0%
Richard E. Sayers (17)....................          946             1.1%
Executive officers and directors as a
 group....................................       44,445            53.1%

--------
 (1) Includes the right to vote 11,465,580 shares pursuant to the proxy described in note (2) below. Also includes 1,145,001 shares of common stock issuable upon the exercise of warrants that are exercisable within sixty (60) days of April 20, 2001.
 (2) Pursuant to the Amended and Restated Stockholders Agreement dated January 31, 2001, between the Company and certain stockholders (as defined therein) (the "Stockholders Agreement"), SMFS, Inc., LTJ Group, Inc. and LPS Consultants, Inc. granted irrevocable proxies to Signal Equity Partners, L.P., Trident Telecom Partners, LLC and Concordia Telecom Management, L.L.C. to vote all of their shares, an aggregate of 11,465,580, at all meetings of stockholders. The proxy will terminate upon the earliest to occur of (i) the transfer of all stock owned by a stockholder, (ii) a Qualified Public Offering, as that term is defined in the Stockholders Agreement, or (iii) January 31, 2004.
 (3) Includes the right to vote 11,465,580 shares pursuant to the proxy described in note (2) above, 2,452,809 shares of common stock issuable upon the exercise of warrants that are exercisable within sixty (60) days of April 20, 2001 and 3,712,059 shares of common stock issuable upon the conversion of preferred stock that is convertible within sixty (60) days of April 20, 2001. The 3,712,059 shares of common stock includes 43,499 shares of Series C Preferred Stock which is listed below.
 (4) Includes 231,134 shares of common stock issuable upon the exercise of warrants that are exercisable within sixty (60) days of April 20, 2001.
 (5) Represents the shares owned by Signal Equity Partners, L.P., described in note (3) above, of which Mr. Bradley is a Managing Director. Also includes 33,333 shares of common stock issuable upon the exercise of warrants that are exercisable within sixty (60) days of April 20, 2001, beneficially owned by Signal Equity Management Corp., of which Mr. Bradley is the President. Mr. Bradley disclaims beneficial ownership of such shares except to the extent of his pecuniary interest.
 (6) Includes 24,965 shares of common stock issuable upon the exercise of a warrant that is exercisable within sixty (60) days of April 20, 2001 and 100,000 shares of common stock issuable upon the exercise of a stock option that is exercisable as of April 20, 2001.
 (7) Includes 300,000 shares of common stock issuable upon the exercise of options that are exercisable within sixty (60) days of April 20, 2001.

 (8) Includes 200,000 shares of common stock issuable upon the exercise of warrants that are exercisable within sixty (60) days of April 20, 2001 and 540,000 shares of common stock issuable upon the exercise of stock options that are exercisable as of April 20, 2001.
 (9) Includes 200,000 shares of common stock issuable upon the exercise of options that are exercisable within sixty (60) days of April 20, 2001 and 171 shares of common stock beneficially owned through a family member.
(10) Includes the right to vote 11,465,580 shares pursuant to the proxy described in note (2) above. This number also includes 340,753 shares of common stock which are held by Concordia Telecom Management, L.L.C., of which Michael S. Liss is the sole member, 1,145,001 shares of common stock issuable upon the exercise of warrants which are held by Concordia Telecom Management, L.L.C. and are exercisable within sixty (60) days of April 20, 2001, 1,247,929 shares of common stock issuable upon the exercise of stock options held by Michael S. Liss that are exercisable within sixty (60) days of April 20, 2001, and 60,000 shares of common stock issuable upon the exercise of a warrant held by Michael S. Liss that is exercisable within sixty (60) days of April 20, 2001. Michael S. Liss disclaims beneficial ownership of the shares owned by Concordia Telecom Management, L.L.C., except to the extent of his pecuniary interest therein.
(11) Includes 100,000 shares of common stock issuable upon the exercise of stock options that are exercisable within sixty (60) days of April 20, 2001.
(12) Includes 200,000 shares of common stock issuable upon the exercise of stock options that are exercisable within sixty (60) days of April 20, 2001.
(13) Includes 71,809 shares of common stock issuable upon the exercise of warrants that are exercisable within sixty (60) days of April 20, 2001, and 250,000 shares of common stock issuable upon the exercise of stock options that are exercisable within sixty (60) days of April 20, 2001. This also includes 44,000 shares of common stock issuable upon the exercise of warrants that are exercisable within sixty (60) days of April 20, 2001, and 75,736 shares of common stock issuable upon the conversion of preferred stock that is convertible within sixty (60) days of April 20, 2001, owned by Taurus Telecommunications, Inc., of which Richard Sayers is the controlling stockholder. The 75,736 shares of common stock includes 946 shares of Series C Preferred Stock which is listed below.
(14) Includes 367,930 shares of common stock issuable upon the conversion of preferred stock that is convertible within sixty (60) days of April 20, 2001, 22,857 shares of common stock issuable upon the exercise of warrants which are exercisable within sixty (60) days of April 20, 2001, 25,000 shares of common stock issuable upon the exercise of a stock option that is exercisable within sixty (60) days of April 20, 2001, and 114,285 shares of common stock, owned by WaterView Partners, LP and D&DF WaterView Partners, L.P., which are controlled by Waterview Advisors LLC, of which Mr. Vrattos is a managing director. Mr. Vrattos disclaims beneficial ownership of such shares except to the extent of his pecuniary interest.
(15) Includes 115,625 shares of common stock issuable upon the exercise of stock options that are exercisable within sixty (60) days of April 20 2001.
(16) Represents shares owned by Signal Equity Partners, L.P., of which Mr. Bradley is a Managing Director.
(17) The 946 shares of Series C Preferred Stock are owned by Taurus Telecommunications, Inc., of which Richard Sayers is the controlling stockholder.

   As of April 20, 2001, the Company had 39,680,077 shares of Common Stock outstanding and 83,688 shares of Series C Preferred Stock outstanding.

                                  MANAGEMENT

Board of Directors

   The Company's Certificate of Incorporation and By-Laws provide for the Company's business to be managed by or under the direction of the Board of Directors. Under the Company's Certificate of Incorporation and By-laws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of eight members. Directors are elected for a period of one year and thereafter serve until the next annual meeting at which their successors are duly elected by the stockholders.

   Pursuant to the Stockholders Agreement, SMFS, Inc., LTJ Group, Inc. and LPS Consultants, Inc. granted irrevocable proxies to Signal Equity Partners, L.P. ("Signal"), Trident Telecom Partners, LLC ("Trident") and Concordia Telecom Management, L.L.C. to vote all of their shares at all meetings of stockholders. Pursuant to a Letter Agreement dated May 7, 1999, Signal and Trident as managing purchasers and parties to a Securities Purchase Agreement dated as of the same date between the Company and the purchasers named therein, and as parties to the Stockholders Agreement, agreed that so long as Signal remains a Majority in Interest (as defined in the Securities Purchase Agreement), it will take all necessary and permitted action to ensure that two of the directors of the Company will be designated by Trident.

     Name                     Age Positions
     ----                     --- ---------
     Timothy P. Bradley......  39 Director
     Steven G. Chrust........  51 Director
     Philip L. DiGennaro.....  40 Director
     Roy (Trey) D. Farmer
      III....................  29 Executive Vice President and Director
     Michael S. Liss.........  46 President, Chief Executive Officer and Director
     Charles J. Mahoney......  62 Director
     Richard E. Sayers.......  63 Director
     William Vrattos.........  31 Director

   The following biographical information is furnished as to each nominee for election as a director and each of the current directors:

   Timothy P. Bradley has served as a director of the Company since May 7, 1999. Mr. Bradley is a Managing Director and co-founder of Signal, a private equity investment fund focused on the information and communications industries. Mr. Bradley also co-founded Signal Partners LLC, a financial advisory firm specializing in the communications industry. Previously, Mr. Bradley was a general partner at the Exeter Group, a private equity investment fund. Prior to working in the private equity industry, Mr. Bradley was a practicing attorney in New York City. He has a B.A. from Yale University, a J.D. from New York University School of Law, and an M.B.A. from Columbia Business School.

   Steven G. Chrust has served as a director of the Company since December 8, 1999. He is Founder and President of SGC Advisory Services, Inc., an advisory/money-management firm specializing in telecommunications and technology, and has been involved with the telecommunications and financial services industry for over 25 years. He was co-founder and served as Vice Chairman of Winstar Communications, Inc. from 1995 through 1998. Previously, Mr. Chrust was Director of Technology Research at Sanford C. Bernstein & Co. Mr. Chrust was Chairman of the Association for Local Telecommunications Services (ALTS), the national organization representing facilities-based competitive local exchange carriers. Mr. Chrust has a B.A. from Baruch College.

   Philip L. DiGennaro has served as the president of one of the Company's subsidiaries, Devnet L.L.C., and as a director of the Company since July 31, 2000. Mr. DiGennaro served as president and chief operating officer of Devnet from 1996 to 2000. In 1996, Mr. DiGennaro founded Sound Development Group, a commercial real estate investment and development company based in Westport, Connecticut, which he ran until 1998. From 1982 to 1988, Mr. DiGennaro was employed by the New York State Employees Retirement System as an investment manager. Mr. DiGennaro specialized in real estate and underwrote and placed several billion dollars of first mortgage loans on major commercial properties throughout the United States. He has a B.S. in Finance from Fairfield University.

   Roy (Trey) D. Farmer III has served as our Executive Vice President and one of our directors since May 11, 1999. From 1998 to 1999, he was a partner of Sterling Capital LLC, a private investment firm. From 1997 to 1998, Mr. Farmer worked with Bright Sun Consulting, a strategic consulting firm based in New York City that repositioned technology companies. He has an A.B. from Princeton University, an M.Ed. from Harvard University and an M.A.R. from Yale University.

   Michael S. Liss has served as a director and as President and Chief Executive Officer of the Company since May 11, 1999. From 1994 to 1999, he was a Managing Director of Lazard Freres & Co. LLC, and prior to that he was a Senior Managing Director of Bear, Stearns & Co. Inc. Mr. Liss has a B.A. from Columbia University, a J.D. from Yale Law School and a M.P.P.M. from the Yale School of Management.

   Charles J. Mahoney has served as a director of the Company since May 7, 1999. He is presently President and Chief Executive Officer of Arcade Building Services, a wholly-owned subsidiary of Tishman Speyer Properties, L.P. From 1990 to 2000, he was a Senior Managing Director and Managing Director with Tishman Speyer Properties. Prior to his employment at Tishman Speyer Properties, Mr. Mahoney held positions at the Helmsley Organization and at Con Edison. He holds a B.S. from C.W. Post College.

   Richard E. Sayers has served as a director of the Company since May 7, 1999. Since 1996, he has served as the President of Taurus Telecommunications, Inc., a private consulting company in the telecommunications industry. From 1994 to 1996, Mr. Sayers was the Vice Chairman of ACC Corp. and President of its international group, serving as Chairman of ACC Telenterprises (ACC-Canada) and Chairman of ACC Long Distance, United Kingdom. Mr. Sayers has nearly 40 years of executive level experience in the telecommunications industry. He has a B.S.E.E. and B.A. from Union College.

   William Vrattos has served as a director of the Company since September 29, 1999. Since 1997, he has been a Managing Director of Georgica Advisors LLC, focusing on the firm's public and private investments in the media, communications and entertainment industries. Prior to that Mr. Vrattos worked in the investment banking division of Morgan Stanley & Co. Incorporated from 1991 until 1997. He also currently serves as a Director and Chairman of the Finance Committee of Listing Services Solutions, Inc., a privately held telecommunications service company, and as a Director and Chairman of the Audit Committee of eKabel Hessen GmbH, a German cable television company. Mr. Vrattos has a B.A. from Dartmouth and an M.B.A. from Harvard University.

Committees of the Board of Directors and Meetings

   Meeting Attendance. During the fiscal year ended December 31, 2000, there were 17 meetings of the Board of Directors, and the various committees of the Board of Directors met a total of three times. The Board of Directors also acted by unanimous written consent on three occasions pursuant to Delaware law during this period. Additionally, the Compensation Committee acted by unanimous written consent on one occasion pursuant to Delaware law during this period. No director attended fewer than 75% of the total number of meetings of the Board during fiscal 2000, except for Steven G. Chrust, Charles J. Mahoney and William Vrattos.

   Audit Committee. The Audit Committee, which was formed on February 16, 2000 and met two times in fiscal 2000, has three members, Richard E. Sayers, Steven
G. Chrust and William Vrattos. The Audit Committee reviews the engagement of the Company's independent accountants, reviews annual and quarterly financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. Please see also the report of the Audit Committee set forth elsewhere in this Proxy Statement and the Audit Committee Charter attached hereto as Appendix A.

   Compensation Committee. The Compensation Committee has three members, Timothy P. Bradley, Michael S. Liss and Charles J. Mahoney and met one time during fiscal 2000. The Compensation Committee administers the Company's Equity Incentive Plan and reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company.

   Nominating Committee. The Company does not have a standing Nominating Committee.

   Compensation Committee Interlocks and Insider Participation. The Compensation Committee has three members, Timothy P. Bradley, Michael S. Liss and Charles J. Mahoney. While Mr. Liss, the Chief Executive Officer and President of the Company, will participate in decisions relating to executive officers, he will not vote on matters relating to his own compensation. No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Compensation of Directors

   The Company reimburses ordinary and necessary out-of-pocket-expenses incurred by non-employee directors in connection with their services, including attendance at meetings of the Board of Directors. Directors who are not employees of the Company or any affiliate are entitled to receive options under the Company's Equity Incentive Plan. The Company did not grant any options to non-employee Directors to purchase shares of Common Stock during fiscal 2000.

   Mr. DiGennaro received options, which vest over a two year period, to purchase 300,000 shares of Common Stock at an exercise price of $14.75. For a discussion of the options granted to Messrs. Liss and Farmer, please see "Executive Compensation--Option Grants in Last Fiscal Year".

Executive Officers

   The names of, and certain information regarding, executive officers of the Company who are not also directors, are set forth below. The Company has employment agreements with the President and Chief Executive Officer, the Executive Vice President, and all Senior Vice Presidents.

     Name                         Age Position
     ----                         --- --------
     Jon A. DeLuca...............  29 Chief Financial Officer
     Les Hankinson...............  48 Senior Vice President--Sales and Marketing
     Lance L. Mickel.............  48 Senior Vice President--Network Operations

   Jon A. DeLuca has served as Chief Financial Officer since August 9, 2000 and as the Vice President of Finance since June 14, 1999. From 1997 to 1999, Mr. DeLuca was a Managing Director of Lago Industries, LLC, a private merchant banking firm. From 1992 to 1997 he was employed in the leveraged finance groups of Lazard Freres & Co. LLC and Bear, Stearns & Co. Inc. Mr. DeLuca has a B.A. from Trinity College.

   Les Hankinson has served as the Senior Vice President of Sales and Marketing of the Company since October 4, 1999. Mr. Hankinson has more than 27 years of executive level experience in the telecommunications industry. From 1991 to 1999, he was with British Telecommunications plc ("BT"), where he was responsible for Worldwide Wholesale Sales and Marketing for Carrier Services as well as Internet and Multimedia. As Vice President and General Manager-- Internet Sales and Marketing, he was responsible for launching BT's line of products aimed at the wholesale and retail Internet market. Mr. Hankinson has also held executive positions at Sprint, MCI WorldCom, Satellite Business Systems, and Cable & Wireless. He attended George Mason University and completed a Telecommunications Master's Program at the Telecommunications Engineering Staff College in London, England.

   Lance L. Mickel has served as the Senior Vice President of Network Operations since January 18, 2000. Mr. Mickel has more than 28 years of executive level experience with AT&T. From 1971 to 2000, Mr. Mickel was employed by AT&T, most recently as general manager for AT&T's global network services serving IBM and other large enterprise accounts. Prior to that time, he was responsible for managing AT&T's global network of voice, data, IP, wireless, international and local services from its global network operations center. In addition to leading the design of AT&T's new global network operations center, Mr. Mickel played an integral role in repositioning the operations of numerous AT&T business units. He attended College of DuPage.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

   The following Summary Compensation Table sets forth summary information as to compensation received by the Company's Chief Executive Officer and each of the four most highly compensated executive officers who were employed by the Company at the end of fiscal 2000 for services rendered to the Company in all capacities during the three fiscal years ended December 31, 1998, 1999 and 2000. The table includes one additional executive officer who would have been among the four most highly compensated executive officers except for the fact that he was not serving as an executive officer of the Company as of the end of fiscal 2000. Collectively, the CEO, the four most highly compensated executive officers and Mr. Zendle are referred to herein as the "named executive officers."

                                                                    Long-Term
                                       Annual Compensation        Compensation
                                  -----------------------------  ---------------
                                                                     Awards
                                                      Other        Securities
      Name and Principal                              Annual       Underlying
           Position          Year  Salary   Bonus  Compensation  Options/SARs(#)
      ------------------     ---- -------- ------- ------------  ---------------
    Michael S. Liss,         2000 $323,558     --         --        1,247,929(1)
    President, CEO and
     Director                1999 $158,653     --         --        1,005,000
                             1998      --      --         --              --

    Roy (Trey) D. Farmer
     III,                    2000 $211,962 $30,000        --          200,000(2)
    Executive Vice
     President               1999 $111,057 $15,000        --          340,000
    and Director             1998      --      --         --              --

    Les Hankinson,           2000 $225,000 $40,000   $165,000(3)      100,000
    Senior Vice President--  1999 $ 40,288     --         --          300,000
    Sales and Marketing      1998      --      --         --              --

    Lance L. Mickel,         2000 $211,731 $50,000        --          400,000(4)
    Senior Vice President--  1999      --      --         --              --
    Network Operations       1998      --      --         --              --

    Jon A. DeLuca,           2000 $172,790 $25,000        --          100,000
    Chief Financial Officer  1999 $ 60,923     --         --          300,000
                             1998      --      --         --              --

    Allan Zendle,            2000 $160,673     --         --          275,000
    Senior Vice President--  1999      --      --         --              --
    Engineering (5)          1998      --      --         --              --

--------
(1) Represents an option to purchase 1,005,000 shares of Common Stock at $1.00 per share granted on December 21, 2000, under a stock option agreement with Mr. Liss. The December 21, 2000 option replaced canceled options to purchase 440,000 shares of Common Stock at $3.75 per share, 125,000 shares of Common Stock at $4.00 per share and 440,000 shares of Common Stock at $6.00 per share, all of which are included in the 1999 total. Excluding that replacement option, Mr. Liss received an additional option to purchase 242,929 shares of Common Stock during fiscal 2000.
(2) Represents an option to purchase 200,000 shares of Common Stock at $6.00 per share granted on December 21, 2000, under a stock option agreement with Mr. Farmer. The December 21, 2000 option replaced a canceled option to purchase the same number of shares at $9.313 per share. Excluding that replacement option, Mr. Farmer received no additional options during fiscal 2000.
(3) Consists of sales commissions earned by Mr. Hankinson during fiscal 2000.
(4) Represents an option to purchase 300,000 shares of Common Stock at $6.00 per share granted on December 21, 2000, under a stock option agreement with Mr. Mickel. The December 21, 2000 option replaced a canceled option to purchase the same number of shares at $9.313 per share. Excluding that replacement option, Mr. Mickel received an additional option to purchase 100,000 shares of Common Stock during fiscal 2000.
(5) Mr. Zendle served as Senior Vice President of Engineering from May 26, 2000 to December 20, 2000.

Option Grants in Last Fiscal Year

   The following table sets forth information regarding each stock option granted during fiscal 2000 to each of the named executive officers:

                                                                           Potential Realizable Value at
                                                                           Assumed Annual Rates of Stock
                                                                                       Price
                                        Individual Grants                 Appreciation for Option Term (1)
                          ----------------------------------------------- --------------------------------
                           Number of     % of Total
                           Securities   Options/SARs Exercise
                           Underlying    Granted to   or Base
                          Options/SARs  Employees in   Price   Expiration
          Name            Granted (#)   Fiscal Year  ($/Share)    Date        0%         5%        10%
          ----            ------------  ------------ --------- ---------- ---------- ---------- ----------
Michael S. Liss.........    125,000(2)     1.645%      $1.00     5/19/09  $  343,750 $  602,185 $  980,287
                            440,000(2)     5.790%      $1.00    12/03/09  $1,210,000 $2,119,691 $3,450,613
                            440,000(2)     5.790%      $1.00    12/03/09  $1,210,000 $2,119,691 $3,450,613
                            242,929(2)     3.196%      $1.00    12/21/10  $  668,055 $1,170,305 $1,905,123


Roy (Trey) D. Farmer III    200,000(3)     2.632%      $6.00     5/23/10         --  $   21,671 $  745,306

Les Hankinson...........    100,000(4)     1.316%      $3.75    12/21/10         --  $  235,583 $  597,653

Lance L. Mickel.........    300,000(5)     3.947%      $6.00     1/18/10         --  $   32,506 $1,117,960
                            100,000(4)     1.316%      $3.75    12/21/10             $  235,835 $  597,653

Jon A. DeLuca...........    100,000(4)     1.316%      $3.75    12/21/10         --  $  235,805 $  597,653

Allan Zendle............    275,000(6)     1.521%      $8.75     5/26/10         --  $  636,264 $1,612,419

--------
(1) The amounts shown in this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 0%, 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the optionee's continued employment through the option period and the date on which the options are exercised.
(2) Such option was immediately exercisable upon grant.
(3) Such option will vest on May 7, 2001.
(4) Such option vests as follows: 50,000 shares on December 21, 2001 and 50,000 shares on December 21, 2002.
(5) Such option vests as follows: 30,000 shares on May 23, 2000, 135,000 shares on January 18, 2001, and 135,000 shares on January 18, 2002.
(6) Such option vests as follows: 50,000 shares on May 26, 2000, 112,500 shares on May 26, 2001 and 112,500 shares on May 26, 2002.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

   The following table provides information regarding the exercises of options by each of the named executive officers during fiscal 2000. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2000 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Common Stock.

                                           Number of Securities Underlying        Value of the Unexercised
                          Shares                 Unexercised Options                In-The-Money Options
                         Acquired                at Fiscal Year-End                at Fiscal Year-End (1)
                            on     Value   -------------------------------------  -------------------------
Name                     Exercise Realized  Exercisable          Unexercisable    Exercisable Unexercisable
----                     -------- -------- ----------------     ----------------  ----------- -------------
Michael S. Liss.........   --       --             1,247,929                  --  $5,615,681    $    --
Roy (Trey) D. Farmer
 III....................   --       --               340,000              200,000 $  295,000    $    --
Les Hankinson...........   --       --               200,000              200,000 $   96,222    $258,722
Lance L. Mickel.........   --       --                30,000              370,000        --     $175,000
Jon A. DeLuca...........   --       --               300,000              100,000 $  237,188    $175,000
Allan Zendle............   --       --               115,625(2)               --         --          --

--------
(1) The value of unexercised in-the-money options at fiscal year end assumes a fair market value for the Company's Common Stock of $5.50, the closing sale price per share of the Company's Common Stock as reported in the Nasdaq National Market System on December 29, 2000.

--------
(2) Upon Mr. Zendle's separation from the Company on December 20, 2000, options previously granted to him to purchase 159,375 shares of Common Stock were canceled.

Employment Contracts, Termination of Employment and Change-in-Control
Arrangements

   On May 7, 1999, the Company entered into executive employment agreements with Michael S. Liss and Roy (Trey) D. Farmer III. The agreements with Mr. Liss and Mr. Farmer provide for a term of two years. The terms of the agreements with Mr. Liss and Mr. Farmer provide that Mr. Liss will serve as President, Chief Executive Officer and as a member of the Board of Directors and Mr. Farmer will serve as Executive Vice President. Under these agreements, Mr. Liss will receive a minimum annual base salary of $250,000, and Mr. Farmer will receive a minimum annual base salary of $175,000, both of which may be increased at the discretion of the Board of Directors, or a committee thereof. Mr. Liss and Mr. Farmer are eligible to receive a cash bonus at the reasonable discretion of the Board of Directors. In addition, Mr. Liss and Mr. Farmer are each entitled to receive incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, under the Company's Equity Incentive Plan for 25,000 shares of our common stock, or such lesser amount then allowed under the Internal Revenue Code, with an exercise price equal to the fair market value of the Company's Common Stock as of May 5, 1999. Mr. Liss and Mr. Farmer are also each entitled to receive non-qualified stock options to purchase up to 100,000 shares of the Company's Common Stock at $4.75 per share.

   If the Company terminates Mr. Liss or Mr. Farmer without cause, or either Mr. Liss or Mr. Farmer terminates his employment agreement for good reason, they will be entitled to receive an amount equal to 12 months of their then current base salary, all of the options granted to them under their employment agreement shall vest and they shall have 12 months to exercise such options. The agreements for Mr. Liss and Mr. Farmer contain a one year post-termination non-compete and non-solicitation provision.

   The Company has also entered into employment agreements with Messrs. Hankinson and Mickel. Each of their employment agreements has a two-year term and is subject to non-competition and non-solicitation provisions. They each receive a minimum annual salary of $225,000, subject to increase by the Compensation Committee of the Company's Board of Directors. In addition, each of them received a $30,000 signing bonus. They are each eligible for additional bonuses under certain circumstances. Mr. Hankinson was guaranteed a minimum bonus of $80,000 for the year ended December 31, 2000 and shall receive a minimum bonus of $80,000 for his services during the year 2001. They each received the following options to purchase Common Stock, which vest over the term of their employment agreements. The vesting of these options will accelerate if they are terminated by the Company without cause or if they terminate their agreement for good reason:

                                                                Number of Grant
     Executive Officer                                           Options  Price
     -----------------                                          --------- ------
     Les Hankinson.............................................  162,792  $4.500
                                                                 137,208  $5.375

     Lance L. Mickel...........................................  275,000  $9.313

Option Repricing

   The following table sets forth information concerning the repricing of stock options held by the named executive officers since November 24, 1997 (the date on which the Company completed its merger with Desert Native Designs, Inc., a Nevada corporation, and, thereby, became a publicy-traded company), including (i) the date of the repricing, (ii) the number of shares subject to the repriced options, (iii) the market price at the time of repricing, (iv) the exercise price prior to repricing, (v) the new exercise price and (vi) the original option term remaining at the date of repricing:

                         TEN YEAR OPTION REPRICINGS(1)

                                                                                   Length of
                                                                                    Original
                                                                                  Option Term
                                               Market Price   Exercise            Remaining at
                                    Number of  of Stock at    Price at              Date of
                                     Options     Time of      Time of      New    Repricing or
                                   Repriced or Repricing or Repricing or Exercise   Amendment
     Name/Position          Date     Amended    Amendment    Amendment    Price      (Years)
     -------------        -------- ----------- ------------ ------------ -------- ------------
Michael S. Liss.........  12/21/00   125,000       3.75         4.00       1.00       8.5
President, CEO and
Director                             440,000       3.75         3.75       1.00       9.0
                                     440,000       3.75         6.00       1.00       9.0

Roy (Trey) D. Farmer
 III....................  12/21/00   200,000       3.75        9.313       6.00       9.5
Executive Vice President
and
Director

Lance L. Mickel.........  12/21/00   300,000       3.75        9.313       6.00       9.5
Senior Vice President--
Network Operations

--------
(1) Information regarding the repricing of options is provided only for repricings effected after the Company became a publicly-traded company on November 24, 1997.

Compensation Committee Report on Repricing of Options

   On December 21, 2000, the full Board of Directors, including the Compensation Committee, approved the repricing of certain options previously granted to three of its executive officers, Messrs. Liss, Farmer and Mickel. These options were originally granted in 1999 and 2000 at exercise prices of $4.00, $3.75, $6.00 and $9.313 per share, and were repriced at an exercise price of $1.00 per share for Mr. Liss and $6.00 per share for Messrs. Farmer and Mickel.

   As described in the Compensation Committee Report on Executive Compensation below, the purpose of the equity component of the Company's executive compensation program is to provide long-term incentives to executive officers, to encourage executive officers to remain with the Company and promote the Company's success and to enable executive officers to develop and maintain a significant long-term stock ownership position in the Company's Common Stock. In taking the action to reprice the existing options, the Compensation Committee determined that options with exercise prices at the then current market value provided better incentives to executive officers for performance than options with exercise prices in excess of such prices.

   The regranting of certain of the previously granted options was aimed at motivating the Company's executive officers. The Compensation Committee's repricing of stock options held by executive officers was intended to reward efforts to promote the Company's success and align the interests of management with those of the stockholders in a more meaningful manner.

                                          THE COMPENSATION COMMITTEE:

                                          Timothy P. Bradley
                                          Michael S. Liss
                                          Charles J. Mahoney

 Performance Graph

   The following graph compares the quarterly percentage change in the Company's cumulative total stockholder return on its Common Stock during a period commencing on November 24, 1997 (the date on which the Company completed its merger with Desert Native Designs, Inc., a Nevada corporation, and on which the merged entity began engaging in the Company's current line of business) and ending on December 31, 2000 (as measured by dividing (A) the difference between the Company's share price at the end and the beginning of the measurement period by (B) the share price at the beginning of the measurement period) with the cumulative total return of The Nasdaq Stock Market and the Company's peer group/1/ during such period. It should be noted that the Company has not paid any dividends on the Common Stock, and no dividends are included in the representation of the Company's performance. The stock price performance on the graph below is not necessarily indicative of future price performance. This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act") whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. Information used on the graph was obtained from Standard & Poor's Institutional Market Services, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.


                            TOTAL STOCKHOLDER RETURNS
                              Base     Years Ending
                             Period
Company Name / Index         24Nov97   Dec97    Dec98       Dec99       Dec00
------------------------------------------------------------------------------
FIBERNET TELECOM GROUP INC     100     88.12    27.44      260.33        94.66
NASDAQ US INDEX                100     99.26   139.96      260.09       156.37
PEER GROUP                     100    112.32   216.01      472.04       171.52

--------
(1) The Company's "peer group" consists of the following: Adelphia Business Solutions, Inc., Allegiance Telecom, Inc., Allied Riser Communications Corp., Cypress Communications, Inc., Electric Lightwave, Inc., Focal Communications Corp., Global Crossing Ltd., Intermedia Communications, Inc., ITC DeltaCom, Inc., Level 3 Communications, Inc., McLeodUSA, Inc., Metromedia Fiber Network Services, Inc., Mpower Communications Corp., Network Plus Corp., Net2000 Communications, Inc., Northeast Optic Network, Inc., Pac-West Telecom, Inc., Qwest Communications International, Inc., Teligent, Inc., Time Warner Telecom Inc., US LEC Corp., Williams Communications Group, Inc., Winstar Communications, Inc. and XO Communications Inc.

                       REPORT OF COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

 Overview

   This report relates to compensation decisions made by the Compensation Committee. This report shall not be deemed incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent it specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

   The Compensation Committee, which consists of Timothy P. Bradley, Michael
S. Liss and Charles J. Mahoney is responsible for establishing and administering the Company's executive compensation policies. This report addresses the compensation policies for the fiscal year ended December 31, 2000 as they affected Mr. Liss, in his capacity as President and Chief Executive Officer of the Company, and the other executive officers of the Company.

 General Compensation Policy

   The objectives of the Company's executive compensation program are to:

  . Provide a competitive compensation package that will attract and retain superior talent and reward performance;

  .  Support the achievement of desired Company performance; and

  . Align the interests of executives with the long-term interests of stockholders through award opportunities that can result in ownership of Common Stock, thereby encouraging the achievement of superior results over an extended period.

 Executive Officer Compensation Program

   The Company's executive officer compensation program is comprised of: (i) base salary, which is set on an annual basis; (ii) annual incentive bonuses, which are based on the achievement of objectives and Company performance; and
(iii) long-term incentive compensation in the form of periodic stock option grants, with the objective of aligning the executive officers' long-term interests with those of the stockholders and encouraging the achievement of superior results over an extended period.

   The Compensation Committee performs annual reviews of executive compensation to confirm the competitiveness of the overall executive compensation packages as compared with companies who compete with the Company to attract and retain employees.

 Base Salary

   The Compensation Committee reviews base salary levels for the Company's executive officers on an annual basis. Base salaries are set competitively relative to companies in the telecommunications industry and other comparable companies. In determining salaries the Compensation Committee also takes into consideration individual experience and performance. The Compensation Committee seeks to compare the salaries paid by companies similar in size and industry to the Company. Within this comparison group, the Company seeks to make comparisons to executives at a comparable level of experience, who have a comparable level of responsibility and expected level of contribution to the Company's performance. In setting base salaries, the Compensation Committee also takes into account the intense level of competition among telecommunications companies to attract talented personnel.

 Annual Incentive Bonuses

   The Company, along with each executive officer, establishes goals related specifically to that officer's areas of responsibility. The Compensation Committee determines the amount of each executive's bonus based on a subjective assessment by the Compensation Committee of the officer's progress toward achieving the established goals. Bonuses are typically awarded on an annual basis.

 Long-term Incentive Compensation

   Long-term incentive compensation, in the form of stock options, allows the executive officers to share in any appreciation in the value of the Company's Common Stock. The Compensation Committee believes that stock option participation aligns executive officers' interests with those of the stockholders. The amounts of the awards are designed to reward past performance and create incentives to meet long-term objectives. Awards are made at a level calculated to be competitive within the telecommunications industry as well as a broader group of companies of comparable size. In determining the amount of each grant, the Compensation Committee takes into account the number of shares held by the executive prior to the grant as well as the performance of the Company and the individual executive.

 Chief Executive Officer Compensation

   In fiscal 2000, Mr. Liss received a base salary of $313,058. This is consistent with the range of salary levels received by his counterparts in companies in the telecommunications industry and other comparable companies. The Compensation Committee believes Mr. Liss has managed the Company well in a challenging business climate and has continued to move the Company towards its long-term objectives.

   In addition, during fiscal 2000, the Company repriced stock options held by Mr. Liss to purchase 1,005,000 shares of Common Stock and granted Mr. Liss options to purchase an additional 242,929 shares of Common Stock. This option package is designed to align the interests of Mr. Liss with those of the Company's stockholders with respect to short-term operating results and long-term increases in the price of the Company's stock. The repricing of these options is consistent with the goals of the Company's stock option program as a whole. Please see "Option Repricing" above for further discussion of this action.

 Tax Considerations

   The Compensation Committee's compensation strategy is to be cost and tax effective. Therefore, the Compensation Committee's policy is to preserve corporate tax deductions, while maintaining the flexibility to approve compensation arrangements that it deems to be in the best interests of the Company and its stockholders, but that may not always qualify for full tax deductibility.

                                          THE COMPENSATION COMMITTEE:

                                          Timothy P. Bradley
                                          Michael S. Liss
                                          Charles J. Mahoney

                           REPORT OF AUDIT COMMITTEE

   The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq National Market, has furnished the following report:

   The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board, which is attached as Appendix A to this Proxy Statement. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal 2000, the Audit Committee took the following actions:

  . Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000 with management and Arthur Andersen LLP, the Company's independent auditors;

  . Discussed with Arthur Andersen LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

  . Received written disclosures and a letter from Arthur Andersen LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with Arthur Andersen LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined to be appropriate.

   Based on the Audit Committee's review of the audited financial statements and discussions with management and Arthur Andersen LLP, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          THE AUDIT COMMITTEE:

                                          Steven G. Chrust
                                          Richard E. Sayers
                                          William Vrattos

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of the Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2000 all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that initial reports of ownership were inadvertently not filed timely by Steven G. Chrust, Jon A. DeLuca, Lance L. Mickel and Warren Miller, which reports have been subsequently filed; one report covering an aggregate of five transactions was filed late by Les Hankinson, Trident Telecom Partners, LLC failed to file one report covering one transaction and LTJ Group, Inc. failed to file one report covering one transaction.

   An Annual Statement of Beneficial Ownership on Form 5 is not required to be filed if there are no previously unreported transactions or holdings to report. Nevertheless, the Company is required to disclose the names of directors, officers and 10% stockholders who did not file a Form 5 unless the Company has obtained a written statement that no filing is required. As of the date of this Proxy Statement, the Company had not received a written statement from LTJ Group, Inc. and Trident Telecom Partners, LLC, each a greater than 10% stockholder who did not file a Form 5.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

 Nortel Networks Inc.

   On June 22, 2000 the Company amended its existing master purchase agreement with Nortel, so that the Company now has the right to purchase up to $260 million worth of optical networking equipment and related services at predetermined volume-based pricing by 2002.

 Signal Equity Management Corp.

   On July 20, 2000, the Company entered into an agreement with Signal for financial advisory services, in connection with the Devnet acquisition, under which Signal received a fee of $250,000. Mr. Bradley, a director of the Company, is the president of Signal.

 Waterview Advisors LLC.

   On July 20, 2000, the Company entered into an agreement with Waterview Advisors for financial advisory services, in connection with the Devnet acquisition. Under this agreement, Waterview Advisors received a fee of $250,000. Mr. Vrattos, a director of the Company, is a Managing Director of Waterview Advisors.

   The Company believes that the terms of the agreements entered into with related parties are comparable to those that would have resulted from arms-length negotiations with any unrelated party.

               DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

   Under the Company's Certificate of Incorporation and By-Laws, the number of directors is fixed from time to time by the Board of Directors, and directors serve in office until the next annual meeting of Stockholders and until their respective successors have been elected and qualified.

   The Board of Directors has voted (i) to set the size of the Board of Directors at eight and (ii) to nominate Timothy P. Bradley, Steven G. Chrust, Philip L. DiGennaro, Roy (Trey) D. Farmer III, Michael S. Liss, Charles J. Mahoney, Richard E. Sayers and William Vrattos for election at the Meeting to serve until the next annual meeting of Stockholders and until their respective successors have been elected and qualified.

   Unless authority to vote for either of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

   A plurality of the shares voted affirmatively or negatively at the Meeting is required to elect each nominee as a director.

   THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF TIMOTHY P. BRADLEY, STEVEN G. CHRUST, PHILIP L. DIGENNARO, ROY (TREY) D. FARMER III, MICHAEL S. LISS, CHARLES J. MAHONEY, RICHARD E. SAYERS AND WILLIAM VRATTOS AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                  PROPOSAL 2

                  INCREASE IN THE AGGREGATE NUMBER OF SHARES
          FOR WHICH STOCK OPTIONS MAY BE GRANTED UNDER THE COMPANY'S
                             EQUITY INCENTIVE PLAN

General

   The Company's Board of Directors and the Stockholders approved the Equity Incentive Plan (the "Plan") in 2000. The Plan allows the Company to grant stock options and other performance and non-performance based equity awards, including restricted stock, performance awards, stock appreciation rights ("SARs") and other types of awards based on the Company's Common Stock (collectively, "Awards"). A total of 10,000,000 shares of Common Stock were initially reserved for issuance under the Plan. On February 2, 2001, the number of shares of Common Stock reserved for issuance under the Plan automatically increased to 10,644,000, pursuant to the terms of the Plan, as a result of the sale by the Company of 6,440,000 shares of Common Stock. As of April 20, 2001, 2,044,559 shares of Common Stock remain available for issuance under the Plan. The Plan may be amended by the Board of Directors or the Compensation Committee of the Board of Directors, provided that any amendment approved by the Board of Directors or the Compensation Committee which is of a scope that requires Stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), is subject to obtaining such Stockholder approval. The Board of Directors has voted to approve an amendment to the Plan to increase by 2,000,000 shares the aggregate number of shares of Common Stock for which stock options may be granted under the Plan. If the amendment to the Plan is approved by the Stockholders, a total of 12,644,000 shares of Common Stock will be reserved for issuance under the Plan, of which 4,044,559 will remain available for issuance. This amendment is being submitted for Stockholder approval at the Meeting to ensure continued qualification of the Plan under Nasdaq rules and Section 162(m) of the Code. The Board believes that the increase is advisable to give the Company the flexibility needed to attract, retain and motivate employees, directors and consultants. All employees and consultants of the Company and the members of the Board of Directors are eligible to participate in the Plan. The Plan will continue as currently in effect, if this Proposal is not approved.

Material Features of the Plan

   The following briefly describes the material features of the Plan, and is qualified, in its entirety, by reference to the full text of the Plan, which is attached hereto as Appendix B.

   1. Shares Available and Award Limitations. The number of shares of Common Stock reserved and available for the grant of Awards under the Plan will be 12,644,000 shares. This number compares to 10,644,000 shares currently reserved for grant of Awards under the Plan, of which 2,044,559 shares were still available as of April 20, 2001. If the Company issues or delivers shares (other than those shares issued or delivered pursuant to Awards under the Plan) during the ten year term of the Plan, then each time shares are issued or delivered, 10% of such newly issued or delivered shares will become available for the grant of Awards under the Plan. Other than the Plan, the Company has no other plan in effect under which options and stock-based Awards may be granted to employees. The number of shares available under the Plan is subject to adjustment in the event of stock splits, stock dividends, and other extraordinary events (discussed further below).

   For Awards of restricted stock and performance units and/or performance shares, the Plan limits the number of shares that may be issued pursuant to these Awards to an aggregate of 10% of the shares, respectively, reserved under the Plan. For Awards of options designated as "incentive stock options" (intended to meet the requirements of Section 422 of the Code), the aggregate number of shares that may be subject to such options shall not exceed the initial 10,000,000 shares reserved under the Plan. Shares available for Awards under the Plan may be either authorized and unissued shares or shares held in or acquired for the Company's treasury.

   In certain circumstances, shares subject to an outstanding Award may again become available for issuance pursuant to other Awards available under the Plan. For example, shares subject to canceled, forfeited or expired Awards or to Awards settled in cash or otherwise terminated without issuance of shares to a participant, and shares withheld by or surrendered to the Company to satisfy any tax withholding obligations or in payment of the exercise price of an Award, will again become available for the grant of new Awards under the Plan. In addition, shares subject to an Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary will not count against the number of shares reserved and available. On April 20, 2001, the closing price of the Company's Common Stock as listed on the Nasdaq National Market System was $2.52 per share.

   In order to qualify Awards as "performance-based" compensation (as discussed above), the Plan also limits the number of shares subject to Awards that may be granted to any one participant in any given fiscal year. Under this individual limitation, the maximum aggregate number of shares that may be granted pursuant to Awards is 1,500,000, subject to adjustment for splits and other extraordinary corporate events. This limit includes the number of shares that may be paid to a participant pursuant to the exercise or settlement of an Award. In addition, the Plan limits the amount of cash that may be paid to an individual pursuant to an exercise or settlement of an Award in any given fiscal year to a maximum aggregate payout of $20,000,000.

   In the event of a recapitalization, stock split, stock dividend, reorganization, business combination, or other similar corporate transaction or event affecting the Common Stock, adjustments may be made to the number and kind of shares available for issuance of Awards or subject to any outstanding Awards.

   2. Eligibility. Current and future employees (including officers), non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in and receive a grant or grants of an Award under the Plan. Individuals to whom the Company or a subsidiary has offered employment may also be granted Awards, but such individuals may not receive any payment or exercise any right relating to the Award until he or she has commenced employment or the providing of services. As of April 20, 2001, approximately 195 individuals would be eligible to receive Awards under the Plan. Of this total, approximately 187 individuals are employees, five individuals are non-employee directors and three individuals are consultants.

   3. Administration. The Plan is administered by the Compensation Committee (the "Committee") of the Board or another committee appointed by the Board to administer the Plan. (References herein to the "Committee" mean the Committee or the full Board exercising authority with respect to a given Award.) The Committee will consist of at least two members who are non-employee directors within the meaning of the Securities and Exchange Commission Rule 16b-3.

   Subject to the terms and conditions of the Plan, the Committee has the authority to designate which eligible individuals will receive Awards, to determine the type and number of Awards to be granted, to decide the number of shares to subject to the Awards, to specify the time or times at which Awards will be granted, exercisable or settled (including any performance conditions to be satisfied in connection therewith), and to provide any other terms, conditions or restrictions of such Awards. The Committee also has the authority to interpret and establish rules and regulations relating to the Plan and any individual agreements entered pursuant to the Plan, and make all other determinations that may be necessary or advisable for administration of the Plan. When interpreting the terms and provisions of the Plan, the decisions of the Committee are final and binding upon all interested individuals. Nothing in the Plan prevents the Committee from authorizing payment of other compensation, including bonuses based upon performance, to officers and employees, including the executive officers.

   4. Stock Options and SARs. Under the Plan, the Committee is authorized to grant both stock options and SARs. Stock options may be either designated as non- qualified stock options or incentive stock options, which are intended to meet the requirements of Section 422 of the Code such that a participant can receive potentially favorable tax treatment. SARs may be granted either alone or in tandem with a stock option, and entitle the participant to receive the excess of the fair market value of a share on the exercise date (or other specified date) over the grant price of the SAR. The Committee has discretion to determine the terms and conditions of each stock option and SAR granted under the Plan, including the grant date, option price or payment amount of an SAR, the term of each option or SAR, exercise conditions and restrictions, conditions of forfeitures, and any other terms, conditions and restrictions consistent with the terms of the Plan, all of which will be evidenced in an individual Award agreement between the participant and the Company. Generally, the terms of an option or SAR will provide for post-employment exercise for specified period of time, determined by the Committee. If not otherwise specified by the Committee, the Plan provides that options will become immediately exercisable and remain exercisable for one year (or the remainder of their term, if shorter) upon a participant's termination due to death, disability or retirement.

   Certain limitations apply to incentive stock options and SARs granted in tandem with incentive stock options. These limitations include a maximum term of ten years (5 years for 10% owners of the Company, as determined under the Code), a minimum exercise price of fair market value of a share as of the date of grant (110% of the fair market value of a share for 10% owners), and restrictions on transferability of the incentive stock option or SAR.

   Payment for shares purchased pursuant to an option under the Plan may be made in cash, shares, through broker-assisted cashless exercise procedures, or by surrender of other outstanding Awards having a fair market value equal to the exercise price.

   5. Restricted Stock. Under the Plan, the Committee is authorized to make Awards of restricted stock, which entitles the participant to all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends, unless otherwise determined by the Committee. Prior to the end of a "restricted period," shares received as restricted stock may not be sold, transferred or otherwise disposed of by participants, and may be forfeited in the event of termination of employment. The Committee will generally establish the restricted period, but if no restricted period is provided, it will be three years for restrictions lapsing due to time or one year for restrictions lapsing due to the achievement of performance goals. Whether a participant will have rights to receive unvested shares of restricted stock following termination of employment is determined by the Committee, in its discretion, and will be provided for in the individual agreement covering the grant of the award. If the Committee does not provide for such contingencies, then if the participant's employment terminates due to death, disability or retirement, all restrictions will lapse and the shares will become fully vested. If the participant's employment terminates for any other reason, the participant will forfeit any unvested shares of restricted stock.

   6. Performance-Based Awards. The Plan allows the Committee to grant performance-based Awards, which may be either performance units (having an initial value determined by the Committee) or performance shares (having a value equal to the fair market value of the shares on the grant date). The Plan also authorizes the Committee to grant performance-based Awards to named executives that meet the requirements of Section 162(m) of the Code, which will then allow the Company to fully deduct the amount of the performance-based Award. Generally, performance-based Awards require a participant to satisfy pre-established performance goals over a performance period, established by the Committee. The performance goals may consist of one or more business criteria and achievement of targeted performance levels based on such criteria may be a condition of the grant of the Awards, their exercisability or settlement of such Awards under the Plan. Upon satisfaction of the performance goals at the end of the performance period, a participant will receive a payout in either cash or shares, as determined by the Committee, equal to the aggregate value of the performance units and/or shares at the end of the performance period. Unless the Committee determines otherwise, if the participant's employment or other service with the Company terminates due to death, disability or retirement during the performance period, the participant will receive a prorated payout of the value of the performance units and/or shares. If the participant's employment terminates for any other reason, he or she will forfeit any and all rights to receive a payout pursuant to the Award.

   The business criteria to be used by the Committee in establishing performance goals applicable to those performance-based Awards to named executives will be selected from among the following performance measurements: revenue; primary or fully-diluted earnings per share; earnings before interest, taxes, depreciation, and/or amortization; pretax income; cash flow from operations; total cash flow; return on equity; return on capital; return on assets; net operating profits after taxes; economic value added; total stockholder return or return on sales; or any individual performance objective which is measured solely in terms of quantitative targets related to the Company or the Company's business; or any combination thereof. In addition, such performance goals may be based in whole or in part upon the performance of the Company, a subsidiary, division and/or other operational unit under one or more of such measures. The Committee is also authorized to adjust, in its discretion, the targeted performance levels or in response to changes in applicable laws, regulations, or accounting principles, except that adjustments to Awards intended to qualify as "performance-based" generally must conform to requirements under Section 162(m) of the Code, and may not increase the payment under the Award.

   7. Other Terms of Awards. Under the Plan, the Committee may permit participants to defer receipt of cash payable upon the settlement of all or part of an Award or delivery of shares issuable pursuant to the exercise of the Award upon such rules and procedures as the Committee may establish. The Committee may satisfy any tax withholding obligations by deducting a sufficient amount from payments to be made to a participant, requiring a participant to remit an amount sufficient to fulfill the obligations, or withholding shares otherwise issuable upon exercise or settlement of Awards.

   Generally, Awards granted under the Plan may not be transferred, pledged, disposed, or otherwise encumbered except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death. However, where not prohibited by the Code or other applicable law, the Committee may permit transfers of Awards upon certain conditions.

   8. Change of Control. Unless a participant's Award agreement provides otherwise, under the Plan, if there is a change in control (defined below) of the Company, outstanding Awards will immediately vest and be fully exercisable, any restrictions, deferral of settlement and forfeiture conditions of such Awards will lapse, and goals relating to performance-based Awards will be deemed met or exceeded to the extent specified in the performance-based Award agreements. For purposes of the Plan, a change in control means (A) the Company is merged, consolidated or reorganized into or with another corporation or other legal person (an "Acquiror") and as a result of such merger, consolidation or reorganization, less than 51% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other legal person are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such merger, consolidation or reorganization, other than by the Acquiror or any corporation or other legal person controlling, controlled by or under common control with the Acquiror; (B) the Company sells all or substantially all of its business and/or assets to an Acquiror, of which less than 51% of the outstanding voting securities or other capital interests are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such sale, other than by any corporation or other legal person controlling, controlled by or under common control with the Acquiror; (C) there is a report filed on Schedule 13D or
Schedule 14D (or any successor schedule form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person or group (as the terms "person" and "group" are used in Section 13(d) or Section 14(d) of the Exchange Act and the rules and regulations promulgated thereunder) has become the beneficial owner (as the term "beneficial owner" is defined under Rule l3d-3 or any successor rule or regulation promulgated under the Exchange Act) of 20% or more of the issued and outstanding shares of voting securities of Company; (D) during any period of two consecutive years, the "Continuing Directors" cease to constitute at least a majority of the Board; or (E) any other event that the Board determines shall constitute a Change in Control for purposes of the Plan. For purposes of the foregoing, Continuing Directors means, during any two year period, the directors still in office who either were directors at the beginning of the two year period or who were directors elected to the Board and whose election or nomination was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the two year period or whose election to the Board was previously so approved.

   The Board and the Continuing Directors may determine that an event that otherwise would constitute a change in control will not result in accelerated vesting and exercisability of Awards or other enhancements of rights under the Plan. In such circumstances, steps must be taken so that the Award or Awards remains outstanding, with appropriate adjustments, after any merger or other transaction is completed, that the value of the Award is not materially impaired, and that a participant will be entitled to enhanced rights under the Award if he or she later is terminated other than for cause or terminates for good reason within two years after the event.

   9. Forfeitures of Awards and Rights of Setoff. Unless the Committee determines otherwise, a participant's violation of certain restrictive covenants will trigger forfeiture of any unexercised option (whether or not vested) or other Award that is not settled and will impose upon the participant an obligation to repay to the Company the amount of any gain realized upon the exercise of an option or settlement of other Award that occurs within six months prior to the violation of the restrictive covenants. The covenants relate to restrictions on the participant's ability to compete with the Company or solicit its customers or employees, and to the participant's duty to keep information about the Company confidential. With respect to options, the gain will equal the difference between the option price and the fair market value of a share on the date of exercise times the number of shares purchased pursuant to the option as of such date. With respect to any other Award, the gain will equal the cash and/or the fair market value of the shares paid or payable to the participant minus any cash and/or the fair market value of any shares paid by the participant to the Company as a condition of or in connection with such settlement (other than an award that would have itself then been forfeitable and excluding any tax withholding payments). The Committee, in its discretion, may waive, in whole or in part, the Company's right to forfeiture and repayment of any Award gain.

   In addition, any amounts payable or shares issuable pursuant to Awards granted under the Plan to a participant may be offset (or reduced) by any amount the participant may owe to the Company.

   10. Amendment and Termination of the Plan. The Board may amend, suspend or terminate the Plan or the Committee's authority to grant Awards thereunder, without stockholder approval unless stockholder approval is required by law, regulation, or stock exchange rule. The Board may, in its discretion, submit other amendments to stockholders for approval, such as an amendment to increase the number of shares authorized for issuance pursuant to Awards under the Plan. Under amendment provisions of the Plan, stockholder approval will not necessarily be required for amendments that might increase the cost of the Plan or broaden eligibility. Unless terminated earlier, the Plan will terminate at such time that all shares subject to Awards have been issued or purchased, or ten years from the date of adoption by the Board.

   Because future Awards under the Plan will be granted in the discretion of the Committee, the type, number, recipients, and other terms of such Awards cannot be determined at this time. Information regarding the Company's recent practices with respect to annual, long-term, and stock-based compensation under other plans and stock options under such Plans is presented above in the Proxy Statement. See "Stock Options" in note 7 to the Company's financial statements for the year ended December 31, 2000, in the Annual Report that accompanies this Proxy Statement.

Federal Income Tax Implications

   The following generally describes the federal income tax implications associated with the Awards granted under the Plan.

   1. Options and SARs. There are three points in time when a participant and the Company could potentially incur federal income tax consequences: date of grant, upon exercise, and upon disposition. First, when an option (including a stock-based Award in the nature of a purchase right) or an SAR is granted to a participant, the participant does not recognize any income for federal income tax purposes on the date of grant. The Company similarly does not have any federal income tax consequences at the date of grant. Second, depending upon the type of option, the exercise of an option may or may not result in the recognition of income for federal income tax purposes. With respect to an incentive stock option, a participant will not recognize any ordinary income upon the option's exercise (except that the alternative minimum tax may apply). However, a participant will generally recognize ordinary income upon the exercise of a non-qualified stock option. In this case, the participant will recognize income equal to the difference between the option price and the fair market value of shares purchased pursuant to the option on the date of exercise. With respect to the exercise of an SAR, the participant must generally recognize ordinary income equal to the cash received.

   Incentive stock options are subject to certain holding requirements before a participant can dispose of the shares purchased pursuant to the exercise of the option and receive capital gains treatment on any income realized from the exercise of the option. Satisfaction of the holding periods determines the tax treatment of any income realized upon exercise. If a participant disposes of shares acquired upon exercise of an incentive stock option before the end of the applicable holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the incentive stock option minus the exercise price or (ii) the amount realized upon the disposition of the shares minus the exercise price. Any excess of the fair market value on the date of such disposition over the fair market value on the date of exercise must be recognized as capital gains by the participant. If a participant disposes shares acquired upon the exercise of an incentive stock option after the applicable holding periods have expired, such disposition generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax "basis" in such shares (generally, in such case, the tax "basis" is the exercise price).

   Generally, the Company will be entitled to a tax deduction in an amount equal to the amount recognized as ordinary income by the participant in connection with the exercise of options and SARs. However, the Company is generally not entitled to a tax deduction relating to amounts that represent a capital gains to a participant. Accordingly, if the participant satisfies the requisite holding period prior to disposition to receive the favorable tax treatment accorded incentive stock options, the Company will not be entitled to any tax deduction with respect to an incentive stock option. In the event the participant has a disqualifying disposition, the Company will be entitled to a tax deduction in an amount equal to the amount that the participant recognized as ordinary income.

   2. Other Awards. With respect to other Awards granted under the Plan that result in a transfer to the participant of cash or shares or other property and that does not contain any restrictions as to their transferability and are not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. Except as discussed below, the Company generally will be entitled to a deduction for the same amount. With respect to Awards involving shares or other property that contain restrictions as to their transferability and are subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first. Except as discussed below, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of he or she receives shares (e.g., restricted stock) or other property rather than upon the lapse of transferability restrictions or the substantial risk of forfeiture. However, if the participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including a capital loss, for the value of the shares or property on which he or she previously paid tax.

   3. Deductibility for Performance-Based Compensation. As discussed above, compensation that qualifies as "performance-based" compensation is excluded from the $1 million deductibility cap of Section 162(m) of the Code, and therefore remains fully deductible by the company that pays it. Under the Plan, options granted with an exercise price or grant price at least equal to 100% of fair market value of the underlying shares at the date of grant will be, and Awards which are conditioned upon achievement of performance goals may be, intended to qualify as such "performance-based" compensation. A number of requirements must be met, however, in order for particular compensation to so qualify. Accordingly, there can be no assurance that such compensation under the Plan will be fully deductible under all circumstances. In addition, other Awards under the Plan generally will not so qualify, so that compensation paid to certain executives in connection with such Awards may, to the extent it and other compensation subject to Section 162(m)'s deductibility cap exceed $1 million in a given year, be subject to the limitation of Section 162(m).

   The foregoing discussion provides only a general description of the application of federal income tax laws to certain types of Awards under the Plan. This discussion is intended for the information of Stockholders considering how to vote at the Meeting and not as tax guidance to participants in the Plan, as the consequences may vary with the types of Awards granted, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the Plan (such as payment of the exercise price of an option by surrender of previously acquired shares). The summary does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local, or foreign tax laws.

   The affirmative vote of a majority of the shares voted affirmatively or negatively at the Meeting is required to approve the amendment and restatement of the Plan.

   THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE PLAN TO INCREASE BY 2,000,000 SHARES THE AGGREGATE NUMBER OF SHARES FOR WHICH STOCK OPTIONS MAY BE GRANTED UNDER THE PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                  PROPOSAL 3

                        INDEPENDENT PUBLIC ACCOUNTANTS

   The Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2001. The Board proposes that the Stockholders ratify this appointment. Arthur Andersen LLP audited the Company's financial statements for the fiscal year ended December 31, 2000. The Company expects that representatives of Arthur Andersen LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit Fees

   The Company paid Arthur Andersen LLP a total of $150,700 for their audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for their review of the Company's Quarterly Reports on Form 10-Q filed during the last fiscal year.

All Other Fees

   During the Company's fiscal year ended December 31, 2000, the Company paid Arthur Andersen LLP a total of $295,300 for their provision of tax and transactional services.

   The Audit Committee has considered whether the provision of the services described in the preceding paragraph is compatible with maintaining Arthur Andersen LLP's independence.

   In the event that ratification of the appointment of Arthur Andersen LLP as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

   The affirmative vote of a majority of the shares voted affirmatively or negatively at the Meeting is required to ratify the appointment of the independent public accountants.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC

ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                               APPRAISAL RIGHTS

   Under Delaware law, no appraisal rights are available to dissenting stockholders in regard to any of the Proposals.

                                 OTHER MATTERS

   The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                             STOCKHOLDER PROPOSALS

   To be considered for inclusion in the proxy statement relating to the Company's Annual Meeting of Stockholders to be held in 2002, stockholder proposals must be received no later than December 28, 2001. If the Company does not receive notice of any matter to be considered for presentation at the Annual Meeting, although not included in the proxy statement, by March 13, 2002, management proxies may confer discretionary authority to vote on the matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act of 1934, as amended. All stockholder proposals should be marked for the attention of President, FiberNet Telecom Group, Inc., 570 Lexington Avenue, New York, New York 10022.

   WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                                             By order of the Board of
                                             Directors:

                                             /s/ Roy (Trey) D. Farmer III

                                             Roy (Trey) D. Farmer III
                                             Secretary

   New York, New York
   April 30, 2001

   The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (other than exhibits thereto) filed with the SEC, which provides additional information about the Company, is available to beneficial owners of the Company's Common Stock and Series C Preferred Stock without charge upon written request to President, FiberNet Telecom Group, Inc., 570 Lexington Avenue, New York, New York 10022.

     APPENDIX A--CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. PURPOSE

   The Audit Committee shall provide assistance to the board of directors of the Corporation (the "Board") in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. The Audit Committee's primary duties and responsibilities are to:

  . Oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Corporation.

  . Oversee that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Corporation.

  . Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

   The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

   The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

   The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III. MEETINGS

   The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants separately to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chairperson should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with Section IV.4 below.

IV. RESPONSIBILITIES AND DUTIES

   To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and reassess, at least annually, the adequacy of this Charter. Make recommendations to the Board, as conditions dictate, to update this Charter.

2. Review with management and the independent accountants the Corporation's annual financial statements, including a discussion with the independent accountants of the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61").

3. Review with management and the independent accountants each 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent accountants of the matters required to be discussed by SAS No. 61. The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

Independent Accountants

4. Review the performance of the independent accountants and make recommendations to the Board regarding the appointment or termination of the independent accountants. The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor. The independent accountants are ultimately accountable to the Audit Committee and the entire Board for such accountant's review of the financial statements and controls of the Corporation. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

5. Oversee independence of the accountants by:

  . receiving from the accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard 1 ("ISB No. 1");

  . reviewing, and actively discussing with the Board, if necessary, and the accountants, on a periodic basis, any disclosed relationships or services between the accountants and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the accountants; and

  . recommending, if necessary, that the Board take certain action to satisfy itself of the auditor's independence.

Financial Reporting Process

6. In consultation with the independent accountants and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

7. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

8. Establish regular systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of work or access to required information.

9. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

Legal Compliance/General

10. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

11. Report through its Chairperson to the Board following meetings of the Audit Committee.

12. Maintain minutes or other records of meetings and activities of the Audit Committee.

                                   APPENDIX B

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                          FIBERNET TELECOM GROUP, INC.

                             EQUITY INCENTIVE PLAN


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
SECTION 1. ESTABLISHMENT, OBJECTIVES, AND DURATION........................   1
   1.1 Establishment of the Plan..........................................   1
   1.2 Purpose of the Plan................................................   1
   1.3 Duration of the Plan...............................................   1

SECTION 2. DEFINITIONS....................................................   1

SECTION 3. ADMINISTRATION.................................................   4
   3.1 Plan Administrator.................................................   4
   3.2 Authority of the Administrator.....................................   5
   3.3 Decisions Binding..................................................   5

SECTION 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS..................   5
   4.1 Shares Available for Awards........................................   5
   4.2 Individual Participant Limitations.................................   6
   4.3 Adjustments in Authorized Shares...................................   6

SECTION 5. ELIGIBILITY AND PARTICIPATION..................................   6
   5.1 Eligibility........................................................   6
   5.2 Participation......................................................   6

SECTION 6. STOCK OPTIONS..................................................   6
   6.1 Grant of Options and Award Agreement...............................   6
   6.2 Option Price.......................................................   7
   6.3 Term of Options....................................................   7
   6.4 Exercise of Options................................................   7
   6.5 Payment............................................................   7
   6.6 Termination of Employment, Service as a Director, or Consulting
   Arrangement............................................................   8
   6.7 Restrictions on Share Transferability..............................   8
   6.8 Nontransferability of Options......................................   8
   6.9 Prior Option Grants................................................   9

SECTION 7. STOCK APPRECIATION RIGHTS......................................   9
   7.1 Grant of SARs and Award Agreement..................................   9
   7.2 Term of SARs.......................................................   9
   7.3 Exercise of Tandem SARs............................................   9
   7.4 Exercise of Non-Tandem SARs........................................   9
   7.5 Payment of SAR Amount..............................................   9
   7.6 Termination of Employment, Service as a Director, or Consulting
   Arrangement............................................................  10
   7.7 Nontransferability of SARs.........................................  10

SECTION 8. RESTRICTED STOCK...............................................  10
   8.1 Grant of Restricted Stock and Award Agreement......................  10
   8.2 Transferability....................................................  10
   8.3 Other Restrictions.................................................  11
   8.4 Voting Rights......................................................  11
   8.5 Dividends and Other Distributions..................................  11
   8.6 Termination of Employment, Service as a Director, or Consulting
   Arrangement............................................................  11

SECTION 9. PERFORMANCE UNITS AND PERFORMANCE SHARES.......................  12
   9.1 Grant of Performance Units/Shares and Award Agreement..............  12
   9.2 Value of Performance Units/Shares..................................  12
   9.3 Earning of Performance Units/Shares................................  12
   9.4 Form and Timing of Payment of Performance Units/Shares.............  12
   9.5 Termination of Employment, Service as a Director, or Consulting
   Arrangement............................................................  13
   9.6 Nontransferability.................................................  13

                                                                           Page
                                                                           ----
SECTION 10. PERFORMANCE MEASURES..........................................  13

SECTION 11. AWARD FORFEITURES.............................................  14
  11.1 Forfeiture of Options and Other Awards and Gains Realized Upon
      Prior Option Exercises or Award Settlements.........................  14
  11.2 Events Triggering Forfeiture.......................................  14
  11.3 Agreement Does Not Prohibit Competition or Other Participant
   Activities.............................................................  16
  11.4 Administrator Discretion...........................................  16

SECTION 12. BENEFICIARY DESIGNATION.......................................  16

SECTION 13. DEFERRALS.....................................................  16

SECTION 14. RIGHTS AND OBLIGATIONS OF PARTIES.............................  16
  14.1 No Guarantee of Employment or Service Rights.......................  16
  14.2 Participation......................................................  17
  14.3 Right of Setoff....................................................  17
  14.4 Section 83(b) Election.............................................  17
  14.5 Disqualifying Disposition Notification.............................  17

SECTION 15. CHANGE OF CONTROL.............................................  17

SECTION 16. AMENDMENT, MODIFICATION, AND TERMINATION......................  18
  16.1 Amendment, Modification, and Termination...........................  18
  16.2 Awards Previously Granted..........................................  18
SECTION 17. WITHHOLDING...................................................  18
  17.1 Tax Withholding....................................................  18
  17.2 Share Withholding..................................................  19

SECTION 18. SUCCESSORS....................................................  19

SECTION 19. MISCELLANEOUS.................................................  19
  19.1 Unfunded Plan......................................................  19
  19.2 Forfeitures; Fractional Shares.....................................  19
  19.3 Compliance with Code Section 162(m)................................  19
  19.4 Gender and Number..................................................  20
  19.5 Severability.......................................................  20
  19.6 Requirements of Law................................................  20
  19.7 Securities Law Compliance..........................................  20
  19.8 Governing Law......................................................  20

                         FIBERNET TELECOM GROUP, INC.

                             EQUITY INCENTIVE PLAN

                                   PREAMBLE

   The FiberNet Telecom Group, Inc. Equity Incentive Plan, as set forth herein, amends and restates the FiberNet Telecom Group, Inc. Equity Incentive Plan, as adopted on May 23, 2000.

                                  SECTION 1.

                    Establishment, Objectives, and Duration

   1.1 Establishment of the Plan. The Company hereby amends and restates the FiberNet Telecom Group, Inc. Equity Incentive Plan, as set forth herein. Subject to approval by the Company's stockholders, the Plan shall become effective as of March 19, 2001 (the "Effective Date") and shall remain in effect as provided below in Section 1.3.

   1.2 Purpose of the Plan. The purpose of the Plan is to benefit the Company and its subsidiaries and affiliated companies by enabling the Company to offer to certain present and future employees, directors and consultants stock based incentives and other equity interests in the Company, thereby giving them a stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company or subsidiaries or affiliated companies.

   1.3 Duration of the Plan. The Plan shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Section 16 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award (defined below in Section 2) be granted under the Plan on or after May 22, 2010.

                                  SECTION 2.

                                  Definitions

   Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

   "Administrator" means the Board or the Compensation Committee of the Board, as described below in Section 3.

   "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

   "Award Agreement" means a written agreement between the Company and each Participant that sets forth the terms and provisions applicable to an Award or Awards granted to each Participant under the Plan, and is a condition to the grant of an Award or Award hereunder.

   "Board" means the Board of Directors of the Company.

   "Cause" means, as determined by the Administrator, in its sole discretion, termination of the Participant's employment, service as a Director, or consulting arrangement with the Company or any Subsidiary because of:

     (a) In the case where there is no employment, change in control or similar agreement in effect between the Participant and the Company or a Subsidiary, or where there is such an agreement, but a termination for

  "cause" would not be permitted under such agreement at that time or the agreement does not define "cause" (or similar words),

       (i) the Participant's dishonesty, theft or conviction of any crime or offense involving money or property of the Company or any Subsidiary,

       (ii) the Participant's gross negligence, gross incompetence, or willful misconduct in the performance of his or her duties,

       (iii) the Participant's willful and continued failure or refusal to perform his or her duties (other than any such failure resulting from the Participant's Disability), or

       (iv) such other act or omission as determined in the Administrator's sole discretion.

     (b) In the case where there is an employment, change in control or similar agreement in effect between the Participant and the Company or a Subsidiary that defines "cause" (or similar words), and a termination for "cause" would be permitted under such agreement at that time, such termination of employment, service as a Director, or consulting arrangement is or would be deemed to be for "cause" as defined in such agreement.

   "Change of Control" of the Company shall mean:

     (a) The Company is merged, consolidated or reorganized into or with another corporation or other legal person (an "Acquiror") and as a result of such merger, consolidation or reorganization, less than 51% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other legal person are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such merger, consolidation or reorganization, other than by the Acquiror or any corporation or other legal person controlling, controlled by or under common control with the Acquiror;

     (b) The Company sells all or substantially all of its business and/or assets to an Acquiror, of which less than 51% of the outstanding voting securities or other capital interests are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such sale, other than by any corporation or other legal person controlling, controlled by or under common control with the Acquiror;

     (c) There is a report filed on Schedule 13D or Schedule 14D (or any successor schedule form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person or group (as the terms "person" and "group" are used in Section 13(d) or Section 14(d) of the Exchange Act and the rules and regulations promulgated thereunder) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 20% or more of the issued and outstanding shares of voting securities of Company;

     (d) During any period of two consecutive years, the Continuing Directors cease to constitute at least a majority of the Board; or

     (e) Any other event that the Board determines shall constitute a Change in Control for purposes of the Plan.

   "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation thereto.

   "Company" means FiberNet Telecom Group, Inc., a Delaware corporation, as well as any successor to such entity as provided in Section 18 herein.

   "Continuing Directors" means, during any two year period, the Directors still in office who either were Directors at the beginning of the two year period or who were Directors elected to the Board and whose election or nomination was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of the two year period or whose election to the Board was previously so approved.

   "Director" means any individual who is a member of the Board.

   "Disability" means, unless otherwise provided for in an employment, change of control or similar agreement in effect between the Participant and the Company or a Subsidiary, the inability of an Employee, Director or consultant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months, as determined by the Administrator, based upon medical evidence.

   "Effective Date" means March 19, 2001, the effective date of this amended and restated Plan.

   "Employee" means any employee of the Company or any Subsidiary.

   "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

   "Fair Market Value" means (i) for purposes of establishing any Option Price as of the date of the Award, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, or unless the Administrator otherwise determines, the closing sales price for the Shares, if applicable, or the average of the last bid and ask prices of the Shares on or before 4:00 p.m. eastern time (as reported by Bloomberg, L.P.); and (ii) for purposes of the valuation of any Shares delivered in payment of the Option Price upon the exercise of an Option, for purposes of the valuation of any Shares withheld in payment of the Option Price or to pay taxes due on an Award, or for purposes of the exercise of any SAR or conversion of a Performance Unit, unless the Administrator otherwise determines, the closing sales price for the Shares, if applicable, or the average of the last bid and ask prices of the Shares on or before 4:00 p.m. eastern time (as reported by Bloomberg, L.P.) on the date of exercise (or if the date of exercise is not a trading day, on the trading day next preceding the date of exercise).

   "Good Reason" shall mean, with respect to the termination of a Participant's employment, service as a Director or consulting arrangement,

     (a) In the case where there is no employment, change in control or similar agreement in effect between the Participant and the Company or a Subsidiary, or where there is such an agreement but the agreement does not define "good reason" (or similar words) or a "good reason" termination would not be permitted under such agreement at that time because other conditions were not satisfied, a voluntary termination of an employment arrangement, service as a Director or consulting arrangement due to "good reason" as the Administrator, in its sole discretion, decides to treat as "Good Reason" termination; or

     (b) In the case where there is an employment, change in control or similar agreement in effect between the Participant and the Company or a Subsidiary that defines "good reason" (or similar words) and a "good reason" termination would be permitted under such agreement at that time, such termination is or would be deemed to be for "good reason" (or similar words) as defined in such agreement.

   "Incentive Stock Option" or "ISO" means an option to purchase Shares that is intended to meet the requirements of Code Section 422, as described in
Section 6 herein.

   "Insider" shall mean an individual who is, on the relevant date, an officer, Director or more than ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

   "Named Executive Officer" means a Participant who is one of the group of covered employees as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

   "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Section 6 herein and which is not intended to meet the requirements of Code Section 422.

   "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Section 6 herein.

   "Option Price" means the per share purchase price of a Share purchased pursuant to an Option.

   "Participant" means an Employee, prospective Employee, Director or consultant who has outstanding an Award granted under the Plan.

   "Performance-Based Exception" means the exception for performance-based compensation from the tax deductibility limitations of Code Section 162(m).

   "Performance Period" means the time period during which performance goals must be achieved with respect to an Award, as determined by the Administrator.

   "Performance Share" means an Award granted to a Participant, as described in Section 9 herein.

   "Performance Unit" means an Award granted to a Participant, as described in
Section 9 herein.

   "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way, and the Shares are subject to a substantial risk of forfeiture, as provided in Section 8 herein.

   "Plan" means the FiberNet Telecom Group, Inc. Equity Incentive Plan, as amended and restated and adopted on March 19, 2001.

   "Restricted Stock" means an Award granted to a Participant pursuant to
Section 8 herein.

   "Retirement" means the Participant's termination of employment with the Company or its Subsidiaries on or after the date on which the Participant reaches age 55 if he or she has at least ten years of service with the Company, or reaches age 65 regardless of his or her years of service. Notwithstanding the foregoing, the Administrator may, in its sole discretion, determine that a Participant has met the criteria for a Retirement termination from the Company.

   "Share" or "Shares" means shares of common stock of the Company, par value $.001.

   "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Section 7 herein.

   "Subsidiary" means any corporation, partnership, joint venture, affiliate, or other entity in which the Company is at least a majority-owner of all issued and outstanding equity interests or has a controlling interest.

   "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Section 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be forfeited).

   "Non-Tandem SAR" means an SAR that is granted independently of any Options, as described in Section 7 herein.

                                  SECTION 3.

                                Administration

   3.1 Plan Administrator. The Administrator of the Plan shall be the Compensation Committee of the Board, or any other committee appointed by the Board. The Compensation Committee or other committee appointed to administer the Plan shall consist of not less than two (2) non-Employee Directors of the Company, within the meaning of Rule 16b-3 of the Exchange Act. The Board may, from time to time, remove members from, or add members to, the Compensation Committee. Any vacancies on the Compensation Committee shall be filled by members of the Board. The foregoing notwithstanding, the Board shall perform the functions of the Administrator for purposes of granting Awards to non-Employee Directors. However, the Board shall not have exclusive authority with respect to other aspects of non-Employee Director Awards.

   If and to the extent that no committee exists that has the authority to administer the Plan, the Board shall administer the Plan. Acts of a majority of the Administrator at which a quorom is present, or acts reduced to or approved in writing by unanimous consent of the members of the Administrator, shall be valid acts of the Administrator.

   3.2 Authority of the Administrator. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Administrator shall have full power to select Employees, Directors, and consultants who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Section 16 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the sole discretion of the Administrator as provided in the Plan. Further, the Administrator shall make all other determinations, which may be necessary or advisable for the administration of the Plan. As permitted by law, the Administrator may delegate the authority granted to it herein.

   3.3 Decisions Binding. All determinations and decisions made by the Administrator pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

                                  SECTION 4.

                 Shares Subject to the Plan and Maximum Awards

  4.1 Shares Available for Awards.

   (a) The Shares available for Awards may be either authorized and unissued Shares or Shares held in or acquired for the treasury of the Company. The aggregate number of Shares that may be issued or used for reference purposes under the Plan or with respect to which Awards may be granted shall not exceed
(i) 12,644,000 Shares (subject to adjustment as provided in Section 4.3); plus
(ii) 10% of the number of Shares issued or delivered by the Company during the term of the Plan other than issuances or deliveries under the Plan or other incentive compensation plan of the Company; provided, however, that the aggregate number of Shares with respect to which ISOs may be granted shall not exceed the number specified under item (i) above, and provided further, that up to an aggregate of 10% of the authorized Shares under the Plan may be issued with respect to Awards of Restricted Stock and up to an aggregate of 10% of the authorized Shares under the Plan may be issued with respect to Awards of Performance Units and/or Performance Shares.

   (b) Upon:

     (i) a payout of a Non-Tandem SAR, Tandem SAR, or Restricted Stock award in the form of cash;

     (ii) a cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Options, or the termination of a related Option upon exercise of the corresponding Tandem SAR) of any Award; or

     (iii) payment of an Option Price and/or payment of any taxes arising upon exercise of an Option or payout of any Award with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise or issued upon such payout, the number of Shares underlying any such Award that were not issued as a result of any of the foregoing actions shall again be available for the purposes of Awards under the Plan. In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a Subsidiary, Shares issued or issuable in connection with such substitute Award shall not be counted against the number of Shares reserved under the Plan, but shall be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business.

   4.2 Individual Participant Limitations. Unless and until the Administrator determines that an Award to a Named Executive Officer shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan:

     (a) Subject to adjustment as provided in Section 4.3 herein, the maximum aggregate number of Shares (including Options, SARs, Restricted Stock, Performance Units and Performance Shares to be paid out in Shares) that may be granted in any one fiscal year to a Participant shall be 1,500,000.

     (b) The maximum aggregate cash payout (including Performance Units and Performance Shares paid out in cash) with respect to Awards granted in any one fiscal year that may be made to any Participant shall be $20,000,000.

   4.3 Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code
Section 368) or any partial or complete liquidation of the Company, an adjustment shall be made in the number and class of Shares available for Awards, the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan and the number of Shares set forth in Sections
4.1 and 4.2, as may be determined to be appropriate and equitable by the Administrator, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

                                  SECTION 5.

                         Eligibility and Participation

   5.1 Eligibility. Persons eligible to participate in the Plan include all current and future Employees (including officers), persons who have been offered employment by the Company or a Subsidiary (provided that such prospective Employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or Subsidiary), Directors and consultants of the Company and its Subsidiaries, as determined by the Administrator, including Employees who reside in countries other than the United States of America.

   5.2 Participation. Subject to the provisions of the Plan, the Administrator shall determine and designate, from time to time, the Employees, prospective Employees, Directors and consultants of the Company and any Subsidiary to whom Awards shall be granted, the terms of such Awards, and the number of Shares subject to such Award.

                                  SECTION 6.

                                 Stock Options

  6.1 Grant of Options and Award Agreement.

   (a) Option Grant. Subject to the terms and provisions of the Plan, Options may be granted to one or more Participants in such number, upon such terms and provisions, and at any time and from time to time, as determined by the Administrator, in its sole discretion. The Administrator may grant either Nonqualified Stock Options or Incentive Stock Options, and shall have complete discretion in determining the number of Options of each granted to each Participant (subject to Section 4 herein). Each Option grant shall be evidenced by a resolution of the Administrator approving the Option grant.

   (b) Award Agreement. The Company and each Participant to whom an Option is granted shall execute an Award Agreement, effective as of the date of grant, which shall specify the Option Price, the term of the Option, the number of Shares subject to the Option, and such other provisions as the Administrator shall determine, and which are not inconsistent with the terms and provisions of the Plan. The Award Agreement shall also specify whether the Option is intended to be an ISO within the meaning of Code Section 422. If such Option is not designated as an ISO, such Option shall be deemed a NQSO.

   6.2 Option Price. The Administrator shall designate the Option Price for each Share subject to an Option under the Plan, provided that such Option Price for Options designated as ISOs shall not be less than one hundred percent (100%) of the Fair Market Value of Shares subject to an Option on the date the Option is granted, and which Option Price may not be subsequently changed by the Administrator except pursuant to Section 4.3 hereof or to the extent provided in the Award Agreement. With respect to a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company or any Subsidiary, the Option Price of Shares subject to an ISO shall be at least one hundred and ten percent (110%) of the Fair Market Value of such Shares on the date of grant.

   6.3 Term of Options. Each Option granted to an Employee shall expire at such time as the Administrator shall determine at the time of grant, but in no event shall be exercisable later than the tenth (10th) anniversary of the date of grant. Notwithstanding the foregoing, with respect to ISOs, in the case of a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company or any Subsidiary, no such ISO shall be exercisable later than the fifth (5th) anniversary of the date of grant.

   6.4 Exercise of Options. Options granted under this Section 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Administrator shall in each instance approve, which need not be the same for each grant or for each Participant, and shall be set forth in the applicable Award Agreement. Notwithstanding the preceding sentence, the Fair Market Value of Shares to which ISOs are exercisable for the first time by any Participant during any calendar year may not exceed $100,000. Any ISOs that become exercisable in excess of such amount shall be deemed NQSOs to the extent of such excess. If the Award Agreement does not specify the time or times at which the Option shall first become exercisable, such an Option shall become exercisable by the Participant (i) to a maximum cumulative extent of one-third of the Shares covered by the Option on the first anniversary of the date of grant, and (ii) to a maximum cumulative extent of two-thirds of the Shares covered by the Option on the second anniversary of the date of grant, and (iii) to a maximum cumulative extent of 100% of the Shares covered by the Option on the third anniversary of the date of grant.

   6.5 Payment. Options granted under this Section 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full either:

     (a) in cash or its equivalent,

     (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price,

     (c) by withholding Shares that otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price,

     (d) by tendering other Awards payable under the Plan, or

     (e) by a combination of (a), (b), (c) and/or (d).

   The Administrator also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means that the Administrator determines to be consistent with the Plan's purpose and applicable law. As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

   In connection with the exercise of Options granted under the Plan, the Company may make loans to the Participants as the Administrator, in its sole discretion, may determine. Such loans shall be subject to the following terms and conditions and such other terms and conditions as the Administrator shall determine not inconsistent with the Plan. Such loans shall bear interest at such rates as the Administrator shall determine from time to time, which rates may be below then current market rates or may be made without interest. In no event may any such loan exceed the Fair Market Value, at the date of exercise, of the shares covered by the Option, or portion thereof exercised by the Participant. Any loan made pursuant to this Section 6.5 shall comply with Regulation U issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act.

   6.6 Termination of Employment, Service as a Director, or Consulting Arrangement. The Administrator, in its sole discretion, shall set forth in the applicable Award Agreement the extent to which a Participant shall have the right to exercise the Option or Options following termination of his or her employment, service as a Director, or consulting arrangement with the Company and/or its Subsidiaries. Such provisions need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for such termination, including, but not limited to, termination for Cause or Good Reason, or reasons relating to the breach or threatened breach of restrictive covenants. Subject to Section 15, in the event that a Participant's Award Agreement does not set forth such provisions, the following provisions shall apply:

     (a) Death, Disability and Retirement. In the event that each of the Participant's employment, service as a Director and consulting arrangement with the Company and/or any Subsidiary terminates by reason of death, Disability or Retirement, all of his or her Options shall immediately become fully vested and shall remain exercisable until the earlier of (A) the remainder of the term of the Option, or (B) 12 months after the date of such termination. In the case of the Participant's death, the Participant's beneficiary or estate may exercise the Option.

     (b) Termination for Cause. In the event that each of the Participant's employment, service as a Director and consulting arrangement with the Company terminates for Cause, all Options shall expire immediately and all rights to purchase Shares (vested or nonvested) under the Option shall cease.

     (c) Other Termination. In the event that each of the Participant's employment, service as a Director and consulting arrangement with the Company terminates for any reason other than death, Disability, Retirement or for Cause, all Options held by the Participant shall expire and all rights to purchase Shares thereunder shall terminate immediately. Notwithstanding the preceding sentence, all Options as to which the Participant has a vested right to exercise the Option immediately prior to such termination shall remain exercisable until the earlier of (A) the remainder of the term of the Option, or (B) 90 days from the date of termination.

   6.7 Restrictions on Share Transferability. The Administrator may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Section 6 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

   6.8 Nontransferability of Options.

   (a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

   (b) Nonqualified Stock Options. Except as otherwise provided in a Participant's Award Agreement, or as provided by the Administrator, no NQSO granted under this Section 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this
Section 6 shall be exercisable during his or her lifetime only by such Participant.

   6.9 Prior Option Grants. The terms and conditions of this amended and restated Plan shall supersede, amend and modify the terms and conditions of any written agreement covering an Option granted to a Participant under the Plan prior to the Effective Date; provided that this Section 6.9 shall only apply if the Participant and the Company enter into a written agreement to effect the amendments and/or modifications. Notwithstanding the preceding sentence, to the extent that an amendment and/or modification would result in adverse tax consequences to the Participant and/or adverse accounting treatment with respect to the Option, such amendment and/or modification shall not be effective.

                                  SECTION 7.

                           Stock Appreciation Rights

   7.1 Grant of SARs and Award Agreement.

   (a) SAR Grant. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator. The Administrator may grant Non-Tandem SARs, Tandem SARs, or any combination of these forms of SARs. The Administrator shall have complete discretion in determining the number of SARs granted to each Participant (subject to Section 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The Administrator shall designate, at the time of grant, the grant price of a Non-Tandem SAR, which grant price shall be at least equal to the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option. Grant prices of SARs shall not subsequently be changed by the Administrator, except pursuant to Section 4.3 hereof.

   (b) Award Agreement. The Company and each Participant to whom an SAR is granted shall execute an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Administrator shall determine, and which are not inconsistent with the terms and provisions of the Plan.

   7.2 Term of SARs. The term of a SAR granted under the Plan shall be determined by the Administrator, in its sole discretion; provided, however, that unless otherwise designated by the Administrator, such term shall not exceed ten (10) years from the date of grant.

   7.3 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

   7.4 Exercise of Non-Tandem SARs. Non-Tandem SARs may be exercised upon whatever terms and conditions the Administrator, in its sole discretion, imposes upon them.

   7.5 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

     (a) The excess of the Fair Market Value of a Share on the date of exercise over the grant price; by

     (b) The number of Shares with respect to which the SAR is exercised.

   At the sole discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

   7.6 Termination of Employment, Service as a Director, or Consulting Arrangement. The Administrator, in its sole discretion, shall set forth in the applicable Award Agreement the extent to which a Participant shall have the right to exercise the SAR or SARs following termination of his or her employment, service as a Director, or consulting arrangement with the Company and/or its Subsidiaries. Such provisions need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for such termination, including, but not limited to, termination for Cause or Good Reason, or reasons relating to the breach or threatened breach of restrictive covenants. Subject to Section 15, in the event that a Participant's Award Agreement does not set forth such provisions, the following provisions shall apply:

     (a) Death, Disability and Retirement. In the event that each of the Participant's employment, service as a Director and consulting arrangement with the Company and/or any Subsidiary terminates by reason of death, Disability or Retirement, all of his or her SARs shall immediately become fully vested (subject to Section 15) and shall remain exercisable until the earlier of (A) the remainder of the term of the SAR, or (B) 12 months after the date of such termination. In the case of the Participant's death, the Participant's beneficiary or estate may exercise the SAR.

     (b) Termination for Cause. In the event that each of the Participant's employment, service as a Director and consulting arrangement with the Company terminates for Cause, all SARs shall expire immediately and all rights thereunder shall cease.

     (c) Other Termination. In the event that each of the Participant's employment, service as a Director and consulting arrangement with the Company terminates for any reason other than death, Disability, Retirement or for Cause, all SARs held by the Participant shall expire and all rights thereunder shall terminate immediately. Notwithstanding the preceding sentence, all SARs to which the Participant has a vested right to exercise the SAR immediately prior to such termination shall be exercisable until the earlier of (A) the remainder of the term of the SAR, or (B) 90 days from the date of termination.

   7.7 Nontransferability of SARs. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                                  SECTION 8.

                               Restricted Stock

   8.1 Grant of Restricted Stock and Award Agreement.

   (a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Administrator shall determine.

   (b) Award Agreement. The Company and each Participant to whom an award of Restricted Stock is granted shall execute an Award Agreement that shall specify the Period or Periods of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Administrator shall determine pursuant to Section 8.3 or otherwise, and which shall not be inconsistent with the terms and provisions of the Plan. If no Period of Restriction is set forth in the Award Agreement, the Period of Restriction shall be three years for restrictions lapsing due to the passage of time and one year for restrictions lapsing due to the achievement of performance goals.

   8.2 Transferability. Except as provided in this Section 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, until the end of the applicable Period of Restriction established by the Administrator and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Administrator in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

   8.3 Other Restrictions. Subject to Section 10 herein, the Administrator may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, Subsidiary-wide, divisional, and/or individual), time-based restrictions on vesting, which may or may not be following the attainment of the performance goals, sales restrictions under applicable stockholder agreements or similar agreements, and/or restrictions under applicable Federal or state securities laws. The Company shall retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

   Except as otherwise provided in this Section 8 or in any Award Agreement, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

   8.4 Voting Rights. Unless otherwise designated by the Administrator at the time of grant, Participants to whom Shares of Restricted Stock have been granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.

   8.5 Dividends and Other Distributions. Unless otherwise designated by the Administrator at the time of grant, Participants holding Shares of Restricted Stock granted hereunder shall be credited with regular cash dividends paid with respect to the underlying Shares while they are so held during the Period of Restriction. The Administrator may apply any restrictions to the dividends that the Administrator deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Named Executive Officer is designed to comply with the requirements of the Performance-Based Exception, the Administrator may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

   8.6 Termination of Employment, Service as a Director, or Consulting Arrangement. The Administrator, in its sole discretion, shall set forth in the applicable Award Agreement the extent to which the Participant shall have the right to receive unvested Shares of Restricted Stock following termination of the Participant's employment, service as a Director, or consulting arrangement with the Company and/or its Subsidiaries. Such provisions need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment including; but not limited to, termination of employment for Cause or Good Reason, or reasons relating to the breach or threatened breach of restrictive covenants; provided, however that, except in the cases of terminations connected with a Change of Control and terminations by reason of death or Disability, the vesting of Shares of Restricted Stock that qualify for the Performance-Based Exception and that are held by Named Executive Officers shall not occur prior to the time they otherwise would have, but for the employment termination. Subject to Section 15, in the event that a Participant's Award Agreement does not set forth such termination provisions, the following termination provisions shall apply:

     (a) Death, Disability and Retirement. Unless the Award qualifies for the Performance-Based Exception, in the event that each of a Participant's employment, service as a Director, and consulting arrangement with the Company and/or its Subsidiaries is terminated due to death, Disability or Retirement, all Shares of Restricted Stock of such Participant shall immediately become fully vested on the date of termination and the restrictions shall lapse.

     (b) Other Termination. In the event that each of a Participant's employment, service as a Director, and consulting arrangement with the Company and/or its Subsidiaries is terminated for any reason other than death, Disability or Retirement, all Shares of Restricted Stock that are unvested at the date of termination shall be forfeited to the Company.

                                  SECTION 9.

                   Performance Units and Performance Shares

   9.1 Grant of Performance Units/Shares and Award Agreement.

   (a) Grant of Performance Unit/Shares. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from tune to time, as shall be determined by the Administrator, which shall not be inconsistent with the terms and provisions of the Plan and shall be set forth in an Award Agreement.

   (b) Award Agreement. The Company and each Participant to whom Performance Units and/or Performance Shares is granted shall execute an Award Agreement that shall specify the initial value of the Award, the performance goals and the Performance Period, as the Administrator shall determine, and which are not inconsistent with the terms and provisions of the Plan.

   9.2 Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Administrator at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Administrator shall set performance goals in its sole discretion which, depending on the extent to which they are met will determine the number and/or value of Performance Units and/or Performance Shares that will be paid out to the Participant. For purposes of this Section 9, the time period during which the performance goals must be met shall be called a Performance Period.

   9.3 Earning of Performance Units/Shares. Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units and/or Performance Shares shall be entitled to receive payout on the number and value of Performance Units and/or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved, as established by the Administrator.

   9.4 Form and Timing of Payment of Performance Units/Shares. Except as provided below, payment of earned Performance Units and/or Performance Shares shall be made in a single lump sum as soon as reasonably practicable following the close of the applicable Performance Period. Subject to the terms of the Plan, the Administrator, in its sole discretion, may pay earned Performance Units and/or Performance Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units and/or Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Administrator.

   At the time of grant or shortly thereafter, the Administrator, at its sole discretion and in accordance with terms designated by the Administrator, may provide for a voluntary and/or mandatory deferral of all or any part of an otherwise earned Performance Unit and/or Performance Share Award.

   At the sole discretion of the Administrator, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 herein). In addition, Participants may, at the sole discretion of the Administrator, be entitled to exercise their voting rights with respect to such Shares.

   9.5 Termination of Employment, Service as a Director, or Consulting Arrangement. The Administrator, in its sole discretion, shall set forth in the applicable Award Agreement the extent to which the Participant shall have the right to receive payment for Performance Units and/or Performance Shares following termination of the Participant's employment, service as a Director, or consulting arrangement with the Company and/or its Subsidiaries. Such provisions need not be uniform among all Performance Units and/or Performance Shares granted pursuant to the Plan, and may reflect distinctions based on the reasons for such termination including; but not limited to, termination for Cause or Good Reason, or reasons relating to the breach or threatened breach of restrictive covenants. Subject to Section 15, in the event that a Participant's Award Agreement does not set forth such termination provisions, the following termination provisions shall apply:

     (a) Death, Disability and Retirement. Subject to Section 15, in the event that each of a Participant's employment, service as a Director, and consulting arrangement with the Company and/or its Subsidiaries is terminated during a Performance Period due to death, Disability or Retirement, the Participant shall receive a prorated payout of the Performance Units and/or Performance Shares, unless the Administrator determines otherwise. The prorated payout shall be determined by the Administrator, shall be based upon the length of time that the Participant held the Performance Units and/or Performance Shares during the Performance Period, and shall further be adjusted based on the achievement of the preestablished performance goals. Subject to Section 15, unless the Administrator determines otherwise in the event of a termination due to death, Disability or Retirement payment of earned Performance Units and/or Performance Shares shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

     (b) Other Termination. Subject to Section 15, in the event that each of a Participant's employment, service as a Director, and consulting arrangement with the Company and/or its Subsidiaries is terminated during a Performance Period for any reason other than death, Disability or Retirement, all Performance Units and/or Performance Shares shall be forfeited by the Participant to the Company.

   9.6 Nontransferability. Except as otherwise provided in a Participant's Award Agreement, Performance Units and/or Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

                                  SECTION 10.

                             Performance Measures

   Unless and until the Administrator proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Named Executive Officers that are designed to qualify for the Performance-Based Exception, the performance goals to be used for purposes of such grants shall be established by the Administrator in writing and stated in terms of the attainment of specified levels of or percentage changes in any one or more of the following measurements: revenue; primary or fully-diluted earnings per Share; earnings before interest, taxes, depreciation, and/or amortization; pretax income; cash flow from operations; total cash flow; return on equity; return on capital; return on assets; net operating profits after taxes; economic value added; total stockholder return or return on sales; or any individual performance objective which is measured solely in terms of quantitative targets related to the Company or the Company's business; or any combination thereof. In addition, such performance goals may be based in whole or in part upon the performance of the Company, a Subsidiary, division and/or other operational unit under one or more of such measures.

   The degree of payout and/or vesting of such Awards designed to qualify for the Performance-Based Exception shall be determined based upon the written certification of the Administrator as to the extent to which the performance goals and any other material terms and conditions precedent to such payment and/or vesting have been satisfied. The Administrator shall have the sole discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that the performance goals applicable to Awards which are designed to qualify for the Performance-Based Exception, and which are held by Named Executive Officers, may not be adjusted so as to increase the payment under the Award (the Administrator shall retain the sole discretion to adjust such performance goals upward, or to otherwise reduce the amount of the payment and/or vesting of the Award relative to the preestablished performance goals).

   In the event that applicable tax and/or securities laws change to permit Administrator sole discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Administrator shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Administrator determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Administrator may make such grants without satisfying the requirements of Code Section 162(m) and, thus, which use performance measures other than those specified above.

                                  SECTION 11.

                               Award Forfeitures

   11.1 Forfeiture of Options and Other Awards and Gains Realized Upon Prior Option Exercises or Award Settlements. Unless otherwise determined by the Administrator, each Award granted hereunder shall be subject to the following additional forfeiture conditions, to which the Participant, by accepting an Award hereunder, agrees. If any of the events specified in Section 11.2 occurs (a "Forfeiture Event"), all of the following forfeitures will result:

     (a) The unexercised portion of any Option, whether or not vested, and any other Award not then settled (except for an Award that has not been settled solely due to an elective deferral pursuant to Section 13 by the Participant and otherwise is not forfeitable in the event of any termination of service of the Participant) will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event; and

     (b) The Participant will be obligated to repay to the Company, in cash, within five business days after demand is made therefor by the Company, the total amount of Award Gain (as defined herein) realized by the Participant upon each exercise of an Option or settlement of an Award (regardless of any elective deferral pursuant to Section 13) that occurred on or after (i) the date that is six months prior to the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while the Participant was employed by the Company or a Subsidiary, or (ii) the date that is six months prior to the date the Participant's employment by, service as a Director with, or consulting arrangement with the Company or a Subsidiary terminated, if the Forfeiture Event occurred after the Participant ceased to be so employed.

  For purposes of this Section, the term "Award Gain" shall mean (i) in respect of a given Option exercise, the product of (X) the Fair Market Value per Share at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the Option Price times (Y) the number of shares as to which the Option was exercised at that date, and (ii) in respect of any other settlement of an Award granted to the Participant, the Fair Market Value of the cash or Shares paid or payable to Participant (regardless of any elective deferral pursuant to Section 13) less any cash or the Fair Market Value of any shares or property (other than an Award or award that would have itself then been forfeitable hereunder and excluding any payment of tax withholding) paid by the Participant to the Company as a condition of or in connection such settlement.

   11.2 Events Triggering Forfeiture. The forfeitures specified in Section
11.1 will be triggered upon the occurrence of any one of the following Forfeiture Events at any time during the Participant's employment by, service as a Director with, or consulting arrangement with the Company or a Subsidiary during the one-year period following termination of such employment, service or consulting arrangement:

     (a) Non-Solicitation. The Participant, for his or her own benefit or for the benefit of any other person, company or entity, directly or indirectly,
  (i) induces or attempts to induce or hires or otherwise counsels, induces or attempts to induce or hire or otherwise counsel, advise, encourage or solicit any person to leave the employment of or the service for the Company or any Subsidiary, (ii) hires or in any manner employs or retains the services of any individual employed by or providing services to the Company or any Subsidiary as of the date of his or her termination of employment, or employed by or providing services to the Company or any Subsidiary subsequent to such termination, (iii) solicits, pursues, calls upon or takes away, any of the customers of the Company or any Subsidiary,
  (iv) solicits, pursues, calls upon or takes away, any potential customer of the Company or any Subsidiary that has been the subject of a bid, offer or proposal by the Company or any Subsidiary, or of substantial preparation with a view to making such a bid, proposal or offer, within six (6) months prior to such Participant's termination of employment with the Company or any Subsidiary, or (v) otherwise interferes with the business or accounts of the Company or any Subsidiary.

     (b) Non-Competition. The Participant engages in "competition" (as defined below in this subparagraph (b)) with the Company or any Subsidiary in any locality or region of the United States in which the Company or any Subsidiary had operations at the time of, or within six (6) months prior to, the termination of the Participant's employment with the Company or any Subsidiary, or in which, during the six (6) months period prior to the termination of the Participant's employment with the Company or any Subsidiary, the Company or any Subsidiary had made substantial plans with the intention of establishing operations in such locality or region; provided that, it shall not be a violation of this provision for the Participant to become the registered or beneficial owner of up to five percent (5%) of any class of the capital stock of a competing corporation registered under the Exchange Act provided that the Participant does not actively participate in the business of such corporation until the one-year period following the Participant's termination ends.

  For purposes of the Plan, "competition" means the Participant engages in, or otherwise directly or indirectly is employed by or acts as a consultant or lender to, or is a director, officer, employee, principal, agent, stockholder, member, owner or partner of, or permits the Participant's name to be used in connection with, the activities of any other business or organization anywhere in the United States that directly or indirectly designs, develops, operates, builds or manufactures in-building communications transmission networks, or any other business of the Company or any Subsidiary at any time during or following the Participant's employment with the Company or any Subsidiary.

     (c) Confidential Information. The Participant discloses to any person or entity or makes use of any "confidential or proprietary information" (as defined below in this subparagraph (c)) for his or her own purpose or for the benefit of any person or entity, except as may be necessary in the ordinary course of employment with or other service to the Company or any Subsidiary. Such "confidential or proprietary information" of the Company or any Subsidiary, includes, but is not limited to, the design, development, operation, building or manufacturing of in-building communications transmission networks, the identity of the Company's or any Subsidiary's customers, the identity of representatives of customers with whom the Company or any Subsidiary has dealt, the kinds of services provided by the Company or any Subsidiary to customers and offered to be performed for potential customers, the manner in which such services are performed or offered to be performed, the service needs of actual or prospective customers, pricing information, information concerning the creation, acquisition or disposition of products and services, customer maintenance listings, computer software and hardware applications and other programs, personnel information, information identifying, relating to or concerning investors in the Company or any Subsidiary, joint venture partners of the Company or any Subsidiary, business partners of the Company or any Subsidiary or other entities providing financing to the Company or any Subsidiary, real estate and leasing opportunities, communications and telecommunications operations and processes, zoning and licensing matters, relationships with, or matters involving, landlords and/or property owners, and other trade secrets.

   11.3 Agreement Does Not Prohibit Competition or Other Participant Activities. Although the conditions set forth in this Section 11 shall be deemed to be incorporated into an Award, the Plan does not thereby prohibit the Participant from engaging in any activity, including but not limited to competition with the Company and its Subsidiaries. Rather, the non-occurrence of the Forfeiture Events set forth in Section 11.2 is a condition to the Participant's right to realize and retain value from his or her compensatory Awards, and the consequence under the Plan if the Participant engages in an activity giving rise to any such Forfeiture Event are the forfeitures specified herein. This provision shall not preclude the Company and the Participant from entering into other written agreements concerning the subject matter of Sections 11.1 and 11.2 and, to the extent any terms of this Section 11 are inconsistent with any express terms of such agreement, this Section 11 shall not be deemed to modify or amend such terms.

   11.4 Administrator Discretion. The Administrator may, in its sole discretion, waive in whole or in part the Company's right to forfeiture under this Section, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company. In addition, the Administrator may impose additional conditions on Awards, by inclusion of appropriate provisions in the document evidencing or governing any such Award.

                                  SECTION 12.

                            Beneficiary Designation

   Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Secretary of the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                                  SECTION 13.

                                   Deferrals

   The Administrator may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant upon the exercise of any Option or by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

                                  SECTION 14.

                       Rights and Obligations of Parties

   14.1 No Guarantee of Employment or Service Rights. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or consulting arrangement at any time, nor confer upon any Participant any right to continue in the employ of or consulting arrangement with the Company or any Subsidiary.

   For purposes of the Plan, temporary absence from employment because of illness, vacation, approved leaves of absence, and transfers of employment among the Company and its Subsidiaries, shall not be considered to terminate employment or to interrupt continuous employment. Temporary cessation of the provision of consulting services because of illness, vacation or any other reason approved in advance by the Company shall not be considered a termination of the consulting arrangement or an interruption of the continuity thereof. Conversion of a Participant's employment relationship to a consulting arrangement shall not result in termination of previously granted Awards.

   14.2 Participation. No Employee, Director or consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

   14.3 Right of Setoff. The Company or any Subsidiary may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or Subsidiary may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company, although the Participant shall remain liable for any part of the Participant's payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 14.

   14.4 Section 83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code
Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made, unless expressly permitted by the terms of the Award Agreement or by action of the Administrator in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

   14.5 Disqualifying Disposition Notification. If any Participant shall make any disposition of Shares delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within (10) ten days thereof.

                                  SECTION 15.

                               Change of Control

   Upon the occurrence of a Change of Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

     (a) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

     (b) Any Period of Restriction and other restrictions imposed on Restricted Shares shall lapse; and

     (c) Unless otherwise specified in a Participant's Award Agreement at time of grant, the maximum payout opportunities attainable under all outstanding Awards of Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change of Control. The vesting of all such Awards shall be accelerated as of the effective date of the Change of Control, and in full settlement of such Awards, there shall be paid out in cash to Participants within thirty (30) days following the effective date of the Change of Control the maximum of payout opportunities associated with such outstanding Awards.

   The foregoing provisions of this Section 15 notwithstanding, the Board and the Continuing Directors may determine that no Change in Control shall be deemed to have occurred or that some or all of the enhancements to the rights of Participants under outstanding Awards upon a Change in Control, as provided under this Section 15 or the Award Agreement, shall not apply to specified Awards if, prior to the later of occurrence of the specified event that would otherwise constitute a Change in Control (the "Event") or the expiration of seven days after the Company has obtained actual notice that such Event has occurred, the following conditions have been met:

     (i) The Board and the Continuing Directors of the Company then in office, each by a majority vote thereof, determine that the occurrence of such Event shall not be deemed to be a Change in Control hereunder, shall not be deemed to be a Change in Control with respect to one or more specified Participants, or shall not result in specified enhancements to the rights of one or more Participants that would otherwise be triggered by the occurrence of a Change in Control; and

     (ii) The Participant holding an Award affected by action of the Board and Continuing Directors under this Section 15 shall be protected by legally binding obligations of the Company as follows:

       (A) Such Award either shall remain outstanding following consummation of all transactions involved in or contemplated by such Change in Control or shall be assumed and adjusted by the surviving entity resulting from such transactions, and the Continuing Directors determine, in either case, that changes in the terms of the Award resulting from such transactions will not materially impair its value to the Participant or his or her opportunity for future appreciation in respect of such Award; and

       (B) If, within two years following the Event, the Participant's employment by the Company or the surviving entity that has assumed the obligations under the Award (or by an affiliate) is terminated by such employer without Cause, or is terminated by the Participant for Good Reason, such Participant's rights in respect of such Award shall be no less favorable than would be the case if a Change in Control had occurred (without any limitation on the enhancement of the Participant's rights) immediately prior to the Participant's termination of employment.

                                  SECTION 16.

                   Amendment, Modification, and Termination

   16.1 Amendment, Modification, and Termination. The Board may amend, suspend or terminate the Plan or the Administrator's authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company's stockholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted and the Board may otherwise, in its sole discretion, determine to submit other amendments to the Plan to stockholders for approval; and provided further, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award. The Administrator shall have no authority to waive or modify any other Award term after the Award has been granted to the extent that the waived or modified term was mandatory under the Plan.

   16.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

                                  SECTION 17.

                                  Withholding

   17.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

   17.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Administrator, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which would be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Administrator, in its sole discretion, deems appropriate.

                                  SECTION 18.

                                  Successors

   All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect merger, consolidation, purchase of all or substantially all of the business and/or assets of the Company or otherwise.

                                  SECTION 19.

                                 Miscellaneous

   19.1 Unfunded Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Administrator may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Administrator otherwise determines with the consent of each affected Participant.

   19.2 Forfeitures; Fractional Shares. Unless otherwise determined by the Administrator, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Administrator shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

   19.3 Compliance with Code Section 162(m). The Company intends that Options and SARs granted to Named Executive Officers and other Awards designated as Awards to Named Executive Officers shall constitute qualified "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Administrator at the time of allocation of an Award. Accordingly, the terms of Sections 4.2, 6, 7, 8.5, 8.6, 9 and 10, including the definitions of Named Executive Officer and other terms used therein, shall be interpreted in a manner consistent with Code
Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Administrator cannot determine with certainty whether a given Participant will be a Named Executive Officer with respect to a fiscal year that has not yet been completed, the term Named Executive Officer as used herein shall mean only a person designated by the Administrator as likely to be a Named Executive Officer with respect to a specified fiscal year. If any provision of the Plan or any Award Agreement relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Administrator or any other person sole discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

   19.4 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

   19.5 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

   19.6 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

   19.7 Securities Law Compliance. With respect to Insiders, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

   19.8 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

                         FIBERNET TELECOM GROUP, INC.
       THIS PROXY IS BEING SOLICITED BY FIBERNET TELECOM GROUP, INC.'S
                              BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 30, 2001, in connection with the Annual Meeting to be held at 10:00 a.m. on Tuesday, June 5, 2001 at the office of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., which is located at the Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York and hereby appoints Michael S. Liss and Jon A. DeLuca, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock or Series C Preferred Stock of FiberNet Telecom Group, Inc. registered in the name provided herein which the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 3.



1. ELECTION OF DIRECTORS (OR IF ANY NOMINEE IS NOT AVAILABLE FOR ELECTION, SUCH SUBSTITUTE AS THE BOARD OF DIRECTORS MAY DESIGNATE).

         [  ] FOR   [  ]  WITHHOLD  [ ] FOR all nominees except_________________

     NOMINEES: TIMOTHY P. BRADLEY, STEVEN G. CHRUST, PHILIP L. DIGENNARO, ROY
     (TREY) D. FARMER III, MICHAEL S. LISS, CHARLES J. MAHONEY, RICHARD E. SAYERS, WILLIAM VRATTOS

2. PROPOSAL TO INCREASE BY 2,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE COMPANY'S EQUITY
     INCENTIVE PLAN.

         [  ] FOR   [  ]  WITHHOLD  [ ] ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

         [  ] FOR   [  ]  WITHHOLD  [ ] ABSTAIN


                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                         FIBERNET TELECOM GROUP, INC.
                        Annual Meeting of Stockholders
                                 June 5, 2001
        Please date, sign and mail your proxy card as soon as possible

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. If you wish to vote in accordance with the Board of Directors' recommendations, just sign below. You need not mark any boxes.

                      NOTE: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator,trustee or guardian,please give full title as such.

                      _______________________________________________
                      Signature      Date

                      _______________________________________________
                      Signature      Date